AZZ incorporated

$125,000,000 5.42% Senior Notes, Series 2011A
due January 20, 2021

________________

Note Purchase Agreement

________________

Dated as of January 20, 2011

Table of Contents

Section	Heading	Page

Section 1. Authorization of Notes	1

Section 1.1. Description of Notes	1
Section 1.2. Interest Rate	1

Section 2. Sale and Purchase of Notes	2

Section 2.1. Series A Notes	2
Section 2.2. Additional Series of Notes	2
Section 2.3. Subsidiary Guaranty	4

Section 3. Closing	4

Section 4. Conditions to Closing	4

Section 4.1. Representations and Warranties	5
Section 4.2. Performance; No Default	5
Section 4.3. Compliance Certificates	5
Section 4.4. Opinions of Counsel	5
Section 4.5. Purchase Permitted By Applicable Law, Etc	6
Section 4.6. Sale of Other Notes	6
Section 4.7. Payment of Special Counsel Fees	6
Section 4.8. Private Placement Number	6
Section 4.9. Changes in Corporate Structure	6
Section 4.10. Subsidiary Guaranty	6
Section 4.11. Funding Instructions	6
Section 4.12. Proceedings and Documents	7

Section 5. Representations and Warranties of the Company	7

Section 5.1. Organization; Power and Authority	7
Section 5.2. Authorization, Etc	7
Section 5.3. Disclosure	7
Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates	8
Section 5.5. Financial Statements; Material Liabilities	8
Section 5.6. Compliance with Laws, Other Instruments, Etc	9
Section 5.7. Governmental Authorizations, Etc	9
Section 5.8. Litigation; Observance of Agreements, Statutes and Orders	9
Section 5.9. Taxes	9
Section 5.10. Title to Property; Leases	10
Section 5.11. Licenses, Permits, Etc	10
Section 5.12. Compliance with ERISA	10

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Section 5.13. Private Offering by the Company	11
Section 5.14. Use of Proceeds; Margin Regulations	11
Section 5.15. Existing Debt; Future Liens	12
Section 5.16. Foreign Assets Control Regulations, Etc	12
Section 5.17. Status under Certain Statutes	13
Section 5.18. Environmental Matters	13
Section 5.19. Notes Rank Pari Passu	13

Section 6. Representations of the Purchaser	13

Section 6.1. Purchase for Investment	13
Section 6.2. Source of Funds	14
Section 6.3. Accredited Investor	15

Section 7. Information as to Company	15

Section 7.1. Financial and Business Information	15
Section 7.2. Officer’s Certificate	18
Section 7.3. Visitation	19

Section 8. Payment of the Notes	20

Section 8.1. Required Prepayments	20
Section 8.2. Optional Prepayments with Make-Whole Amount (other than for Prepayments pursuant to Section 10.6	20
Section 8.3. Allocation of Partial Prepayments	20
Section 8.4. Maturity; Surrender, Etc.	20
Section 8.5. Purchase of Notes	20
Section 8.6. Make-Whole Amount for the Series A Notes	21
Section 8.7. Change in Control	22

Section 9. Affirmative Covenants	24

Section 9.1. Compliance with Law	24
Section 9.2. Insurance	25
Section 9.3. Maintenance of Properties	25
Section 9.4. Payment of Taxes and Claims	25
Section 9.5. Corporate Existence, Etc	25
Section 9.6. Notes to Rank Pari Passu	26
Section 9.7. Additional Subsidiary Guarantors	26
Section 9.8. Books and Records	26

Section 10. Negative Covenants	26

Section 10.1. Consolidated Net Worth	26
Section 10.2. Consolidated Indebtedness to Consolidated EBITDA	26
Section 10.3. Fixed Charges Coverage Ratio	27
Section 10.4. Priority Indebtedness	27
Section 10.5. Limitation on Liens	27

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Section 10.6. Sales of Asset	29
Section 10.7. Merger and Consolidation	30
Section 10.8. Line of Business	31
Section 10.9. Transactions with Affiliates	31
Section 10.10. Terrorism Sanctions Regulations	31

Section 11. Events of Default	31

Section 12. Remedies on Default, Etc	33

Section 12.1. Acceleration	33
Section 12.2. Other Remedies	34
Section 12.3. Rescission	34
Section 12.4. No Waivers or Election of Remedies, Expenses, Etc	35

Section 13. Registration; Exchange; Substitution of Notes	35

Section 13.1. Registration of Notes	35
Section 13.2. Transfer and Exchange of Notes	35
Section 13.3. Replacement of Notes	36

Section 14. Payments on Notes	36

Section 14.1. Place of Payment	36
Section 14.2. Home Office Payment	36

Section 15. Expenses, Etc	37

Section 15.1. Transaction Expenses	37
Section 15.2. Survival	37

Section 16. Survival of Representations and Warranties; Entire Agreement	37

Section 17. Amendment and Waiver	38

Section 17.1. Requirements	38
Section 17.2. Solicitation of Holders of Notes	38
Section 17.3. Binding Effect, Etc	39
Section 17.4. Notes Held by Company, Etc	39

Section 18. Notices	39

Section 18.1. Notices Generally	39
Section 18.2. Electronic Communications	40

Section 19. Reproduction of Documents	40

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Section 20. Confidential Information	41

Section 21. Substitution of Purchaser	42

Section 22. Miscellaneous	42

Section 22.1. Successors and Assigns	42
Section 22.2. Payments Due on Non-Business Days	42
Section 22.3. Accounting Terms	43
Section 22.4. Severability	43
Section 22.5. Construction	44
Section 22.6. Counterparts	43
Section 22.7. Governing Law	43
Section 22.8. Jurisdiction and Process; Waiver of Jury Trial	43

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Schedule A—Information Relating to Purchasers

Schedule B—Defined Terms

Schedule 4.9 — Changes in Corporate Structure

Schedule 5.4 — Subsidiaries of the Company, Ownership of Subsidiary Stock, Affiliates

Schedule 5.5 — Financial Statements

Schedule 5.15 — Existing Indebtedness

Schedule 10.5 — Existing Liens

Exhibit 1 — Form of 5.42% Senior Notes, Series 2011A due January 20, 2021

Exhibit 2.3 — Form of Subsidiary Guaranty

Exhibit 4.4(a) — Form of Opinion of Special Counsel to the Company

Exhibit 4.4(b) — Form of Opinion of Special Counsel to the Purchasers

Exhibit S — Form of Supplement to Note Purchase Agreement

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AZZ incorporated
One Museum Place
3100 West 7th Street, Suite 500
Fort Worth, Texas 76107

$125,000,000 5.42% Senior Notes, Series 2011A

due January 20, 2021

Dated as of
January 20, 2011

To the Purchasers listed in
the attached Schedule A:

Ladies and Gentlemen:

AZZ incorporated, a Texas corporation (the “Company”), agrees with the Purchasers listed in the attached Schedule A (the “Purchasers”) to this Note Purchase Agreement (together with any supplement, this “Agreement”) as follows:

Section 1.	Authorization of Notes.

Section 1.1. Description of Notes.  The Company will authorize the issue and sale of the following Senior Notes:

Issue	Series	Aggregate Principal Amount	Interest Rate	Maturity Date
Senior Notes	Series 2011A	$125,000,000	5.42%	January 20, 2021

The Senior Notes described above (the “Series 2011A Notes”) together with each Series of Additional Notes which may from time to time be issued pursuant to the provisions of Section 2.2 are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement).  The Series 2011A Notes shall be substantially in the form set out in Exhibit 1 with such changes therefrom, if any, as may be approved by the Purchasers and the Company.  Certain capitalized terms used in this Agreement are defined in Schedule B; references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

Section 1.2. Interest Rate.  The Series 2011A Notes shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal thereof from the date of

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issuance at their stated rate of interest payable semi-annually in arrears on the 20th day of January and July in each year and at maturity commencing on July 20, 2011, until such principal sum shall have become due and payable (whether at maturity, upon notice of prepayment or otherwise) and interest (so computed) on any overdue principal, interest or Make-Whole Amount from the due date thereof (whether by acceleration or otherwise) and, during the continuance of an Event of Default, on the unpaid balance hereof, at the Default Rate until paid.

Section 2.	Sale and Purchase of Notes.

Section 2.1. Series 2011A Notes.  Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, the Series 2011A Notes in the principal amount specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof.  The obligations of each Purchaser (and each Additional Purchaser) hereunder are several and not joint obligations and no Purchaser (and no Additional Purchaser) shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser (or Additional Purchaser) hereunder.

Section 2.2. Additional Series of Notes.  The Company may, from time to time, in its sole discretion but subject to the terms hereof, issue and sell one or more additional Series of its unsecured promissory notes under the provisions of this Agreement pursuant to a supplement (a “Supplement”) substantially in the form of Exhibit S, provided that the aggregate principal amount of Notes of all Series issued pursuant to all Supplements in accordance with the terms of this Section 2.2 shall not exceed $300,000,000.  Each additional Series of Notes (the “Additional Notes”) issued pursuant to a Supplement shall be subject to the following terms and conditions:

(i) each Series of Additional Notes, when so issued, shall be differentiated from all previous Series by sequential numeric and alphabetical designation inscribed thereon;

(ii)Additional Notes of the same Series may consist of more than one different and separate tranches and may differ with respect to outstanding principal amounts, maturity dates, interest rates and premiums, if any, and price and terms of redemption or payment prior to maturity, but all such different and separate tranches of the same Series shall vote as a single class and constitute one Series;

(iii)each Series of Additional Notes shall be dated the date of issue, bear interest at such rate or rates, mature on such date or dates, be subject to such mandatory and optional prepayment on the dates and at the premiums, if any, have such additional or different conditions precedent to closing, such representations and warranties and such additional covenants as shall be specified in the Supplement under which such Additional Notes are issued and upon execution of any such Supplement, this Agreement shall be amended (a) to reflect such additional covenants without further action on the part of the holders of the Notes outstanding under this Agreement, provided, that any such additional covenants shall inure to the benefit of all holders of Notes so long as any Additional

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Notes issued pursuant to such Supplement remain outstanding, and (b) to reflect such representations and warranties as are contained in such Supplement for the benefit of the holders of such Additional Notes in accordance with the provisions of Section 16;

(iv)each Series of Additional Notes issued under this Agreement shall be in substantially the form of Exhibit 1 to Exhibit S hereto with such variations, omissions and insertions as are necessary or permitted hereunder;

(v)the minimum principal amount of any Note issued under a Supplement shall be $100,000, except as may be necessary to evidence the outstanding amount of any Note originally issued in a denomination of $100,000 or more;

(vi)all Additional Notes shall constitute Senior Indebtedness of the Company and shall rank pari passu with all other outstanding Notes; and

(vii)no Additional Notes shall be issued hereunder if at the time of issuance thereof and after giving effect to the application of the proceeds thereof, any Default or Event of Default shall have occurred and be continuing.

The obligations of the Additional Purchasers to purchase any Additional Notes shall be subject to the following conditions precedent, in addition to the conditions specified in the Supplement pursuant to which such Additional Notes may be issued:

(a)Compliance Certificate.  A duly authorized Senior Financial Officer shall execute and deliver to each Additional Purchaser and each holder of Notes an Officer’s Certificate dated the date of issue of such Series of Additional Notes stating that such officer has reviewed the provisions of this Agreement (including any Supplements hereto) and setting forth the information and computations (in sufficient detail) required in order to establish whether after giving effect to the issuance of the Additional Notes and after giving effect to the application of the proceeds thereof, the Company is in compliance with the requirements of Section 10.2 on such date (based upon the financial statements for the most recent fiscal quarter ended prior to the date of such certificate).

(b)Execution and Delivery of Supplement.  The Company and each such Additional Purchaser shall execute and deliver a Supplement substantially in the form of Exhibit S hereto.

(c)Representations of Additional Purchasers.  Each Additional Purchaser shall have confirmed in the Supplement that the representations set forth in Section 6 therein are true with respect to such Additional Purchaser on and as of the date of issue of the Additional Notes.

(d)Execution and Delivery of Guaranty Ratification.  Provided a Collateral Release shall not have occurred, each Subsidiary Guarantor shall execute and deliver a guaranty ratification in the form attached to the Subsidiary Guaranty.

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    Section 2.3. Subsidiary Guaranty.  (a) The payment by the Company of all amounts due with respect to the Notes and the performance by the Company of its obligations under this Agreement will be absolutely and unconditionally guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty Agreement dated as of even date herewith, which shall be substantially in the form of Exhibit 2.3 attached hereto, and otherwise in accordance with the provisions of Section 9.7 hereof (the “Subsidiary Guaranty”).

(b)The holders of the Notes agree to discharge and release any Subsidiary Guarantor from the Subsidiary Guaranty upon the written request of the Company, provided that (i) such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under the Subsidiary Guaranty) as an obligor and guarantor under and in respect of the Bank Credit Agreement and the Company so certifies to the holders of the Notes in a certificate of a Responsible Officer, (ii) at the time of such release and discharge, the Company shall deliver a certificate of a Responsible Officer to the holders of the Notes stating that no Default or Event of Default exists, and (iii) if any fee or other form of consideration is given to any holder of Indebtedness of the Company for the purpose of such release, holders of the Notes shall receive equivalent consideration.

Section 3.	Closing.

The sale and purchase of the Series 2011A Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler, LLP, 111 West Monroe Street, Chicago, Illinois 60603 at 10:00 a.m. Central time, at a closing (the “Closing”) on January 20, 2011 or on such other Business Day thereafter on or prior to January 31, 2011 as may be agreed upon by the Company and the Purchasers.   On the Closing Date, the Company will deliver to each Purchaser the Series 2011A Notes to be purchased by such Purchaser in the form of a single Series 2011A Notes (or such greater number of Series 2011A Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing Date and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to Account Number 0026051-00154, at Bank of America, Dallas, Texas, ABA Number 0260-0959-3, in the Account Name of “AZZ incorporated”.  If, on the Closing Date, the Company shall fail to tender such Series 2011A Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

Section 4.	Conditions to Closing.

Each Purchaser’s obligation to purchase and pay for the Series 2011A Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions applicable to the Closing Date:

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Section 4.1. Representations and Warranties.

  (a)  Representations and Warranties of the Company.  The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

  (b) Representations and Warranties of the Subsidiary Guarantors. The representations and warranties of the Subsidiary Guarantors in the Subsidiary Guaranty shall be correct when made and at the time of the Closing.

Section 4.2. Performance; No Default.  The Company and each Subsidiary Guarantor shall have performed and complied with all agreements and conditions contained in this Agreement and the Subsidiary Guaranty required to be performed or complied with by the Company and each such Subsidiary Guarantor prior to or at the Closing, and after giving effect to the issue and sale of the Series 2011A Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing.  Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 hereof had such Sections applied since such date.

Section 4.3. Compliance Certificates.

(a)Officer’s Certificate of the Company.  The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the Closing Date, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b)Secretary’s Certificate of the Company. The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Series 2011A Notes and this Agreement.

(c)Officer’s Certificate of the Subsidiary Guarantors.  Each Subsidiary Guarantor shall have delivered to such Purchaser an Officer’s Certificate, dated the Closing Date, certifying that the conditions specified in Sections 4.1(b), 4.2 and 4.9 have been fulfilled.

(d)Secretary’s Certificate of the Subsidiary Guarantors. Each Subsidiary Guarantor shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Subsidiary Guaranty.

Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the Closing Date (a) from Kelly Hart & Hallman LLP, special counsel for the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers), and (b) from Chapman and Cutler, LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

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Section 4.5. Purchase Permitted By Applicable Law, Etc. On the date of the Closing such Purchaser’s purchase of Series 2011A Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof.  If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6. Sale of Other Notes.  Contemporaneously with the Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Series 2011A Notes to be purchased by it at the Closing as specified in Schedule A.

Section 4.7. Payment of Special Counsel Fees.  Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing Date, the reasonable fees, reasonable charges and reasonable disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing Date.

Section 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Series 2011A Notes.

Section 4.9. Changes in Corporate Structure.  Neither the Company nor any Subsidiary Guarantor shall have changed its jurisdiction of organization or, except as reflected in Schedule 4.9, been a party to any merger or consolidation, or shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10. Subsidiary Guaranty.  The Subsidiary Guaranty shall have been duly authorized, executed and delivered by each Subsidiary Guarantor, shall constitute the legal, valid and binding contract and agreement of each Subsidiary Guarantor and such Purchaser shall have received a true, correct and complete copy thereof.

Section 4.11. Funding Instructions. At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Series 2011A Notes is to be deposited.

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Section 4.12. Proceedings and Documents. All corporate and other organizational proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

Section 5.	Representations and Warranties of the Company.

The Company represents and warrants to each Purchaser that:

Section 5.1. Organization; Power and Authority.  The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Series 2011A Notes and to perform the provisions hereof and thereof.

Section 5.2. Authorization, Etc. This Agreement and the 2011A Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each such Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3. Disclosure. The Company, through its agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated October 2010 (the “Memorandum”), relating to the transactions contemplated hereby.  The Memorandum and the documents filed by the Company with the Securities and Exchange Commission (the “Public Filings”) fairly describe, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries.  This Agreement, the Memorandum, the Public Filings, the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements referred to in Section 5.5, in each case, delivered (or deemed to be delivered by reference to the Public Filings) to the Purchasers prior to November 16, 2010 being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.  Except as disclosed in the Disclosure Documents, since February 28, 2010, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.  There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

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Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates.  (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) of the Company’s Affiliates, other than Subsidiaries, and (iii) of the Company’s directors and senior officers.

(b)All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c)Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d)No Subsidiary is a party to, or otherwise subject to any legal, regulatory, contractual or other restriction (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5. Financial Statements; Material Liabilities.  The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5.  All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).   The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

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Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement and the Series 2011A Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary, or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Series 2011A Notes.

Section 5.8. Litigation; Observance of Agreements, Statutes and Orders. (a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b)Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws or the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 5.9. Taxes.  The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP.  The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect.  The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate in all material respects.  The Federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended February 28, 2008.

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Section 5.10. Title to Property; Leases. The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement.  All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

Section 5.11. Licenses, Permits, Etc.  (a) The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.

(b)To the best knowledge of the Company, no product of the Company or any of its Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person.

(c)To the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

Section 5.12. Compliance with ERISA. (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and would not reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 436 or 430 of the Code or section 4068 of ERISA, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b)The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities.  The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

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(c)The Company and its ERISA Affiliates have not incurred any withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d)The expected post-retirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) under any employee welfare benefit plan (such term having the meaning assigned thereto in Section 3 of ERISA) of the Company and its Subsidiaries is not Material.

(e)The execution and delivery of this Agreement and the issuance and sale of the Series 2011A Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code.  The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of each Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Series 2011A Notes to be purchased by such Purchaser.

Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on the Company’s behalf has offered the Series 2011A Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 75 other Institutional Investors, each of which has been offered the Series 2011A Notes in connection with a private sale for investment.  Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series 2011A Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series 2011A Notes for general corporate purposes of the Company.  No part of the proceeds from the sale of the Series 2011A Notes hereunder will be used, directly or indirectly, (a) for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), unless (y) the Company shall acquire its own capital stock and immediately retire and cancel such capital stock (and shall not retain such capital stock as Treasury Stock) or (z) the Company shall acquire at least 90% of all of the issued and outstanding margin stock of a Person to effectuate a short form merger with such Person and shall immediately de-list and de-register all such margin stock immediately following the acquisition thereof, or (b) for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224), or (c) to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets.  As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

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Section 5.15. Existing Indebtedness; Future Liens.  (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of November 30, 2010 (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guarantee thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries.  Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary, and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary, that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b)Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.5.

(c)Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as specifically indicated in Schedule 5.15.

Section 5.16. Foreign Assets Control Regulations, Etc. (a) Neither the sale of the Series 2011A Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

(b)Neither the Company nor any Subsidiary is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or engages in any dealings or transactions with any such Person.  The Company and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.

(c)No part of the proceeds from the sale of the Series 2011A Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Company.

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Section 5.17. Status under Certain Statutes.  Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 5.18. Environmental Matters.  (a) Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

(b)Neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

(c)Neither the Company nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them in a manner contrary to any Environmental Laws and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that would reasonably be expected to result in a Material Adverse Effect; and

(d)All facilities on all real properties now owned, leased or operated by the Company or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply in each case would not reasonably be expected to result in a Material Adverse Effect.

Section 5.19. Notes Rank Pari Passu.  The obligations of the Company under this Agreement and the Notes rank pari passu in right of payment with all other senior unsecured Indebtedness (actual or contingent) of the Company, including, without limitation, all senior unsecured Indebtedness of the Company described in Schedule 5.15 hereto.

Section 6.	Representations of the Purchaser.

Section 6.1. Purchase for Investment. Each Purchaser severally represents that it is purchasing the Series 2011A Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or such pension or trust funds’ property shall at all times be within such Purchaser’s or such pension or trust funds’ control.  Each Purchaser understands that the Series 2011A Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Series 2011A Notes.

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Section 6.2. Source of Funds.  Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Series 2011A Notes to be purchased by such Purchaser hereunder:

(a)the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b)the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c)the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an Òinvestment fundÓ (within the meaning of Part V of PTE 84-14 (the ÒQPAM ExemptionÓ)) managed by a Òqualified professional asset managerÓ or ÒQPAMÓ (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, as of the last day of its most recent calendar quarter, the QPAM does not own a 10% or more interest in the Company and no person controlling or controlled by the QPAM (applying the definition of ÒcontrolÓ in Section V(e) of the QPAM Exemption) owns a 20% or more interest in the Company (or less than 20% but greater than 10%, if such person exercises control over the management or policies of the Company by reason of its ownership interest) and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or

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(e)the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f)the Source is a governmental plan; or

(g)the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h)the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

Section 6.3. Accredited Investor.  Each Purchaser represents that it is an “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also “accredited investors”).   Each Purchaser further represents that such Purchaser has had the opportunity to ask questions of the Company and received answers concerning the terms and conditions of the sale of the Notes to such Purchaser.

Section 7.	Information as to Company.

Section 7.1. Financial and Business Information.  The Company shall deliver to each holder of Notes that is an Institutional Investor:

(a)Quarterly Statements — within 60 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), copies of,

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(i)a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(ii)consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the consolidated financial position of the companies being reported on and their consolidated results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a), provided, further, that the Company shall be deemed to have made such delivery of such Form 10-Q if it shall have timely made such Form 10-Q available on “EDGAR” and on its home page on the worldwide web (at the date of this Agreement located at:  http//www.azz.com) and shall have given each Purchaser prior notice of such availability on EDGAR and on its home page in connection with each delivery (such availability and notice thereof being referred to as “Electronic Delivery”);

(b)Annual Statements — within 105 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Annual Report on
Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each fiscal year of the Company, copies of

(i)a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, and

(ii)consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by

(A)an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the consolidated financial position of the companies being reported upon and their consolidated results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

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(B)a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of the Company’s Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC, together with the accountant’s certificate described in clause (B) above (the “Accountants’ Certificate”), shall be deemed to satisfy the requirements of this Section 7.1(b), provided, further, that the Company shall be deemed to have made such delivery of such Form 10-K if it shall have timely made Electronic Delivery thereof, in which event the Company shall separately deliver, concurrently with such Electronic Delivery, the Accountants’ Certificate;

(c)SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

(d)Notice of Default or Event of Default — promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

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(e)ERISA Matters — promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i)with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii)the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multi-employer Plan that such action has been taken by the PBGC with respect to such Multi-employer Plan; or

(iii)any event, transaction or condition that would reasonably be expected to result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

(f)Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

(g)Supplements  — promptly and in any event within 10 Business Days after the execution and delivery of any Supplement, a copy thereof; and

(h)Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries (including, but without limitation, actual copies of the Company’s Form 10-Q and Form 10-K) or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

Section 7.2. Officer’s Certificate.  Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth (which, in the case of Electronic Delivery of any such financial statements, shall be by separate concurrent delivery of such certificate to each holder of Notes):

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(a)Covenant Compliance — the information (including detailed calculations where applicable) required in order to establish whether the Company was in compliance with the requirements of Section 10.1 through Section 10.7, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b)Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

Section 7.3. Visitation.  The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

(a)No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

(b)Default — if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

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Section 8.	Payment of the Notes.

Section 8.1. Required Prepayments of Series 2011A Notes.  The entire unpaid principal amount of the 2011A Notes shall become due and payable on January 20, 2021.

Section 8.2. Optional Prepayments with Make-Whole Amount (other than for Prepayments pursuant to Section 10.6).   The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 10% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment (or such lesser amount as shall be required to effect a partial prepayment resulting from an offer of prepayment pursuant to Section 10.6 (but without the payment of the Make-Whole Amount)), at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount.  The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment.  Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation.  Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

Section 8.3. Allocation of Partial Prepayments.  In the case of each partial prepayment of the Notes, other than any offer of prepayment of the Notes pursuant to Sections 8.7 and 10.6, that has been rejected or deemed rejected by any holder or holders of Notes, the principal amount of the Notes shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.  All regularly scheduled partial prepayments made with respect to any Series of Additional Notes pursuant to any Supplement shall be allocated as provided therein.

Section 8.4. Maturity; Surrender, Etc.  In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount.  From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount as aforesaid, interest on such principal amount shall cease to accrue.  Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

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Section 8.5. Purchase of Notes.  The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes.  The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment or prepayment of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6. Make-Whole Amount for the Series 2011A Notes.  The term “Make-Whole Amount” means with respect to any Note an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note, minus the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero.  For the purposes of determining the Make-Whole Amount, the following terms have the following meanings with respect to the Called Principal of such Note:

“Called Principal” means, the principal of the Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, the amount obtained by discounting all Remaining Scheduled Payments from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Note is payable) equal to the Reinvestment Yield.

“Reinvestment Yield” means, 0.50% plus the yield to maturity calculated by using (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date on screen “PX-1” on the Bloomberg Financial Market Service (or such other display as may replace Page PX1) on Bloomberg for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

In the case of each determination under clause (i) or clause (ii), as the case may be, of the immediately preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable U.S. Treasury security with the maturity closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

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“Remaining Average Life” means, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, all payments of such Called Principal and interest thereon that would be due after the Settlement Date if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of such Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

“Settlement Date” means, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.7. Change in Control.   (a) Notice of Change in Control or Control Event. The Company will, within 15 Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control or Control Event, give written notice of such Change in Control or Control Event to each holder of Notes unless notice in respect of such Change in Control (or the Change in Control contemplated by such Control Event) shall have been given pursuant to subparagraph (b) of this Section 8.7.  If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in subparagraph (c) of this Section 8.7 and shall be accompanied by the certificate described in subparagraph (g) of this Section 8.7.

(b)Condition to Company Action.  The Company will not take any action that consummates or finalizes a Change in Control unless (i) at least 15 Business Days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes as described in subparagraph (c) of this Section 8.7, accompanied by the certificate described in subparagraph (g) of this Section 8.7, and (ii) contemporaneously with such action, it prepays all Notes required to be prepaid in accordance with this Section 8.7.

(c)Offer to Prepay Notes.  The offer to prepay Notes contemplated by subparagraphs (a) and (b) of this Section 8.7 shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”).  If such Proposed Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this Section 8.7, such date shall be not less than 20 days and not more than 30 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 20th day after the date of such offer).

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(d)Acceptance; Rejection.  A holder of Notes may accept the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance or rejection to be delivered to the Company at least 5 Business Days prior to the Proposed Prepayment Date.  A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute a rejection of such offer by such holder.

(e)Prepayment.  Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment.  The prepayment shall be made on the Proposed Prepayment Date except as provided in subparagraph (f) of this Section 8.7.

(f)Deferral Pending Change in Control.  The obligation of the Company to prepay Notes pursuant to the offers required by subparagraph (b) and accepted in accordance with subparagraph (d) of this Section 8.7 is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made.  In the event that such Change in Control does not occur on the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change in Control occurs.  The Company shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change in Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.7 in respect of such Change in Control shall be deemed rescinded).

(g)Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.7; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.7 have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control.

(h)Effect on Required Payments.  The amount of each payment of the principal of the Notes made pursuant to this Section 8.7 shall be applied against and reduce each of the then remaining principal payments due pursuant to Section 8.1 by a percentage equal to the aggregate principal amount of the Notes so paid divided by the aggregate principal amount of the Notes outstanding immediately prior to such payment.

(i)“Change in Control” Defined.  “Change in Control” means, with respect to any Person, an event or series of events by which:

(a)any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 35% or more of the equity securities of such Person entitled to vote for members of the board of directors or equivalent governing body of such Person on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or

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(b)during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of such Person cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

(j)“Control Event” Defined.  “Control Event” means:

(i)the execution by the Company or any of its Subsidiaries or Affiliates of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control,

(ii)the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control, or

(iii)the making of any written offer by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of the Closing) to the holders of the common stock of the Company, which offer, if accepted by the requisite number of holders, would result in a Change in Control.

Section 9.	Affirmative Covenants.

The Company covenants that so long as any of the Notes are outstanding:

Section 9.1. Compliance with Law.  Without limiting Section 10.10, the Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, the USA Patriot Act and Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case except to the extent that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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Section 9.2. Insurance.  The Company will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 9.3. Maintenance of Properties.   The Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4. Payment of Taxes and Claims.  The Company will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges, levies and claims in the aggregate would not reasonably be expected to have a Material Adverse Effect.

Section 9.5. Corporate Existence, Etc.  Subject to Section 10.6, the Company will at all times preserve and keep in full force and effect its corporate existence.  Subject to Sections 10.6 and 10.7, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Wholly-Owned Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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Section 9.6. Notes to Rank Pari Passu. The Notes and all other obligations under this Agreement of the Company are and at all times shall remain direct and unsecured obligations of the Company ranking pari passu with all Indebtedness outstanding under the Bank Credit Agreement and all other present and future unsecured Indebtedness (actual or contingent) of the Company which is not expressed to be subordinate or junior in rank to any other unsecured Indebtedness of the Company.

Section 9.7. Additional Subsidiary Guarantors.  The Company will cause any Subsidiary which is required by the terms of the Bank Credit Agreement to become a party to, or otherwise guarantee, Indebtedness in respect of the Bank Credit Agreement, to enter into the Subsidiary Guaranty and deliver to each of the holders of the Notes (concurrently with the incurrence of any such obligation pursuant to the Bank Credit Agreement) the following items:

(a)a joinder agreement in respect of the Subsidiary Guaranty;

(b)a certificate signed by an authorized Responsible Officer of the Company making representations and warranties to the effect of those contained in Sections 5.4, 5.6 and 5.7, with respect to such Subsidiary and the Subsidiary Guaranty, as applicable; and

(c)an opinion of counsel (who may be in-house counsel for the Company) addressed to each of the holders of the Notes satisfactory to the Required Holders, to the effect that the Subsidiary Guaranty by such Person has been duly authorized, executed and delivered and that the Subsidiary Guaranty constitutes the legal, valid and binding contract and agreement of such Person enforceable in accordance with its terms, except as an enforcement of such terms may be limited by bankruptcy, insolvency, fraudulent conveyance and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

   Section 9.8. Books and Records. The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be.

Section 10.	Negative Covenants.

The Company covenants that so long as any of the Notes are outstanding:

   Section 10.1. Consolidated Net Worth.  The Company will not at any time permit Consolidated Net Worth to be less than the sum of (a) $116,926,600, plus (b) 50% of Consolidated Net Income (but only if a positive number) for each fiscal quarter beginning with the fiscal quarter ending after February 29, 2008, plus (c) the net proceeds from the issuance by the Company or any Subsidiary of Equity Interests after February 29, 2008.

  Section 10.2. Consolidated Indebtedness to Consolidated EBITDA. The Company will not permit, at the end of any fiscal quarter, the ratio of Consolidated Indebtedness to Consolidated EBITDA (Consolidated EBITDA to be calculated as at the end of each fiscal quarter for each Rolling Period then ended) to exceed 3.25 to 1.00.

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Section 10.3. Fixed Charges Coverage Ratio.  The Company will not permit the ratio of Consolidated EBITDAR to Consolidated Fixed Charges for each Rolling Period (calculated as at the end of each fiscal quarter for the Rolling Period then ended) to be less than 2.00 to 1.00.

Section 10.4. Priority Indebtedness. The Company will not at any time permit the aggregate amount of all Priority Indebtedness to exceed 10% of Consolidated Net Worth (Consolidated Net Worth to be determined as of the end of the then most recently ended fiscal quarter of the Company).

Section 10.5. Limitation on Liens.   The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits except:

(a)Liens for taxes, assessments or other governmental charges that are not yet due and payable or the payment of which is not at the time required by Section 9.4;

(b)any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of any such stay;

(c)Liens incidental to the conduct of business or the ownership of properties and assets (including landlords’, carriers’, warehousemen’s, mechanics’, materialmen’s and other similar Liens for sums not yet due and payable) and Liens to secure the performance of bids, tenders, leases, or trade contracts, or to secure statutory obligations (including obligations under workers compensation, unemployment insurance and other social security legislation), surety or appeal bonds or other Liens incurred in the ordinary course of business and not in connection with the borrowing of money;

(d)leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to the ownership of property or assets or the ordinary conduct of the business of the Company or any of its Subsidiaries, or Liens incidental to minor survey exceptions and the like, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

(e)Liens securing Indebtedness of a Subsidiary to the Company or to a Subsidiary;

(f)Liens existing as of the Closing Date and reflected in Schedule 10.5;

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(g)Liens incurred after the Closing Date given to secure the payment of the purchase price incurred in connection with the acquisition, construction or improvement of property (other than accounts receivable or inventory) useful and intended to be used in carrying on the business of the Company or a Subsidiary, including Liens existing on such property at the time of acquisition or construction thereof or Liens incurred within 365 days of such acquisition or completion of such construction or improvement, provided that (i) the Lien shall attach solely to the property acquired, purchased, constructed or improved; (ii) at the time of acquisition, construction or improvement of such property (or, in the case of any Lien incurred within three hundred sixty-five (365) days of such acquisition or completion of such construction or improvement, at the time of the incurrence of the Indebtedness secured by such Lien), the aggregate amount remaining unpaid on all Indebtedness secured by Liens on such property, whether or not assumed by the Company or a Subsidiary, shall not exceed the lesser of (y) the cost of such acquisition, construction or improvement or (z) the Fair Market Value of such property (as determined in good faith by one or more officers of the Company to whom authority to enter into the transaction has been delegated by the board of directors of the Company); and (iii) at the time of such incurrence and after giving effect thereto, no Default or Event of Default would exist;

(h)any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Company or a Subsidiary or its becoming a Subsidiary, or any Lien existing on any property acquired by the Company or any Subsidiary at the time such property is so acquired (whether or not the Indebtedness secured thereby shall have been assumed), provided that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person’s becoming a Subsidiary or such acquisition of property, (ii) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property, and (iii) at the time of such incurrence and after giving effect thereto, no Default or Event of Default would exist;

(i)Liens incurred after the Closing Date given to secure Indebtedness on property or assets of the Company or its Subsidiaries which Liens were given after the Closing Date, provided the Company makes, or causes to be made, effective provision whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured, such security to be pursuant to an agreement reasonably satisfactory to the Required Holders and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of a pari passu equitable Lien on such property;

(j)any extensions, renewals or replacements of any Lien permitted by the preceding subparagraphs (f), (g), (h) and (i) of this Section 10.5, provided that (i) no additional property shall be encumbered by such Liens, (ii) the unpaid principal amount of the Indebtedness or other obligations secured thereby shall not be increased on or after the date of any extension, renewal or replacement, and (iii) at such time and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing;  and

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(k)Liens securing Priority Indebtedness of the Company or any Subsidiary, provided that the aggregate principal amount of any such Priority Indebtedness shall be permitted by Section 10.4, and, provided further that, no such Liens permitted under this Section 10.5(k) may secure any obligations under the Bank Credit Agreement.

Section 10.6. Sales of Assets.  The Company will not, and will not permit any Subsidiary to, sell, lease or otherwise dispose of any substantial part (as defined below) of the assets of the Company and its Subsidiaries; provided, however, that the Company or any Subsidiary may sell, lease or otherwise dispose of assets constituting a substantial part of the assets of the Company and its Subsidiaries if such assets are sold in an arms length transaction and, at such time and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and an amount equal to the net proceeds received from such sale, lease or other disposition (but only with respect to that portion of such assets that exceeds the definition of “substantial part” set forth below) shall be used within 365 days of such sale, lease or disposition, in any combination:

(1)to acquire productive assets used or useful in carrying on the business of the Company and its Subsidiaries and having a value at least equal to the value of such assets sold, leased or otherwise disposed of; and/or

(2)to prepay or retire Senior Indebtedness of the Company and/or its Subsidiaries, provided that (i) the Company shall offer to prepay each outstanding Note in a principal amount which equals the Ratable Portion for such Note, and (ii) any such prepayment of the Notes shall be made at par, together with accrued interest thereon to the date of such prepayment, but without the payment of the Make-Whole Amount.  Any offer of prepayment of the Notes pursuant to this Section 10.6 shall be given to each holder of the Notes by written notice that shall be delivered not less than fifteen (15) days and not more than sixty (60) days prior to the proposed prepayment date.  Each such notice shall state that it is given pursuant to this Section and that the offer set forth in such notice must be accepted by such holder in writing and shall also set forth (i) the prepayment date, (ii) a description of the circumstances which give rise to the proposed prepayment and (iii) a calculation of the Ratable Portion for such holder’s Notes.  Each holder of the Notes which desires to have its Notes prepaid shall notify the Company in writing delivered not less than five (5) Business Days prior to the proposed prepayment date of its acceptance of such offer of prepayment.  Prepayment of Notes pursuant to this Section 10.6 shall be made in accordance with Section 8.2 (but without payment of the Make-Whole Amount).

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As used in this Section 10.6, a sale, lease or other disposition of assets shall be deemed to be a “substantial part” of the assets of the Company and its Subsidiaries if the book value of such assets, when added to the book value of all other assets sold, leased or otherwise disposed of by the Company and its Subsidiaries during the period of 12 consecutive months ending on the date of such sale, lease or other disposition, exceeds 10% of the book value of Consolidated Total Assets, determined as of the end of the fiscal quarter immediately preceding such sale, lease or other disposition; provided that there shall be excluded from any determination of a “substantial part” any (i) sale or disposition of assets in the ordinary course of business of the Company and its Subsidiaries, (ii) any transfer of assets from the Company to any Wholly-Owned Subsidiary or from any Subsidiary to the Company or a Wholly-Owned Subsidiary and (iii) any sale or transfer of property acquired by the Company or any Subsidiary after the date of this Agreement to any Person within 365 days following the acquisition or construction of such property by the Company or any Subsidiary if the Company or a Subsidiary shall concurrently with such sale or transfer, lease such property, as lessee.

Section 10.7. Merger and Consolidation.  The Company will not, and will not permit any of its Subsidiaries to, consolidate with or merge with any other Person or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person; provided that:

(1)any Subsidiary of the Company may (x) consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, (i) the Company or a Subsidiary so long as in any merger or consolidation involving the Company, the Company shall be the surviving or continuing corporation or (ii) any other Person so long as the survivor is the Subsidiary, or (y) convey, transfer or lease all of its assets in compliance with the provisions of Section 10.6; and

(2)the foregoing restriction does not apply to the consolidation or merger of the Company with, or the conveyance, transfer or lease of substantially all of the assets of the Company in a single transaction or series of transactions to, any Person so long as:

(a)the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be (the “Successor Corporation”), shall be a solvent entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

(b)if the Company is not the Successor Corporation, such Successor Corporation shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), and the Successor Corporation shall have caused to be delivered to each holder of Notes (A) an opinion of independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and (B) an acknowledgment from each Subsidiary Guarantor that the Subsidiary Guaranty continues in full force and effect; and

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(c)at such time and immediately after giving effect to such transaction, no Default or Event of Default would exist (it being agreed that for purposes of determining compliance with Section 10.2, such transaction shall be treated on a pro forma basis for the relevant period as having been consummated as of the last day of the immediately preceding fiscal quarter).

Section 10.8. Line of Business.  The Company will not and will not permit any Subsidiary to engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Memorandum and other Public Filings.

Section 10.9. Transactions with Affiliates.  The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except in the ordinary course and upon fair and reasonable terms that are not materially less favorable to the Company or such Subsidiary, taken as a whole, than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

Section 10.10. Terrorism Sanctions Regulations.  The Company will not and will not permit any Subsidiary to (a) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (b) engage in any dealings or transactions with any such Person.

Section 11.	Events of Default.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a)the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b)the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c)the Company defaults in the performance of or compliance with any term contained in Section 7.1(d) or Section 10, or any additional covenant contained in a Supplement that is made subject to this paragraph (c), or any Subsidiary Guarantor defaults in the performance of or compliance with any term of the Subsidiary Guaranty beyond any period of grace or cure period provided with respect thereto; or

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(d)the Company defaults in the performance of or compliance with any term contained herein or in any Supplement (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default or (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (d) of Section 11); or

(e)any Subsidiary Guaranty ceases to be a legally valid, binding and enforceable obligation or contract of a Subsidiary Guarantor (other than upon a release of any Subsidiary Guarantor from a Subsidiary Guaranty in accordance with the terms of Section 2.3(b) hereof), or any Subsidiary Guarantor or any party by, through or on account of any such Person, challenges the validity, binding nature or enforceability of any such Subsidiary Guaranty; or

(f)any representation or warranty made in writing by or on behalf of the Company or Subsidiary Guarantor in this Agreement or any Subsidiary Guaranty or by any officer of the Company or any Subsidiary Guarantor in any writing furnished in connection with the transactions contemplated hereby or by any Subsidiary Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or

(g)(i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $2,500,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $2,500,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Company or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $2,500,000, or (y) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Indebtedness; or

(h)the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

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(i)a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, any of its Subsidiaries or any Subsidiary Guarantor, or any such petition shall be filed against the Company, any of its Subsidiaries or any Subsidiary Guarantor and such petition shall not be dismissed within 60 days; or

(j)a final judgment or judgments for the payment of money aggregating in excess of $2,500,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(k)if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under Section 4042 of ERISA to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $2,500,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that could increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect.

As used in Section 11(k), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

Section 12.	Remedies on Default, Etc.

Section 12.1. Acceleration.  (a) If an Event of Default with respect to the Company described in paragraph (h) or (i) of Section 11 (other than an Event of Default described in clause (i) of paragraph (h) or described in clause (vi) of paragraph (h) by virtue of the fact that such clause encompasses clause (i) of paragraph (h)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

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(b)If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in aggregate principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c)If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing with respect to any Notes, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by such holder or holders to be immediately due and payable.

Upon any Note’s becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (i) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.  The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2. Other Remedies.  If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3. Rescission.  At any time after the Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 51% in aggregate principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to any Notes.  No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

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Section 12.4. No Waivers or Election of Remedies, Expenses, Etc.  No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies.  No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.  Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

Section 13.	Registration; Exchange; Substitution of Notes.

Section 13.1. Registration of Notes.  The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes.  The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register.  Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary.  The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2. Transfer and Exchange of Notes.  Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iv)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same Series (and of the same tranche if such Series has separate tranches) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note.  Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of the Note of such Series originally issued hereunder or pursuant to any Supplement.  Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon.  The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes.  Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000.  Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2, provided, that in lieu thereof such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.

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Section 13.3. Replacement of Notes.  Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iv)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a)in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $100,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver not more than five Business Days following satisfaction of such conditions, in lieu thereof, a new Note of the same Series (and of the same tranche if such Series has separate tranches), dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

Section 14.	Payments on Notes.

Section 14.1. Place of Payment.  Subject to Section 14.2, payments of principal, Make-Whole Amount and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Bank of America, N.A. in such jurisdiction.  The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2. Home Office Payment.  So long as any Purchaser or Additional Purchaser or such Purchaser’s nominee or such Additional Purchaser’s nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount and interest by the method and at the address specified for such purpose for such Purchaser on Schedule A hereto or, in the case of any Additional Purchaser, Schedule A attached to any Supplement pursuant to which such Additional Purchaser is a party, or by such other method or at such other address as such Purchaser or Additional Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser or Additional Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1.  Prior to any sale or other disposition of any Note held by any Purchaser or Additional Purchaser or such Person’s nominee, such Person will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2.  The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note.

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Section 15.	Expenses, Etc.

Section 15.1. Transaction Expenses.  Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel for the Purchasers or any Additional Purchasers and, if reasonably required by the Required Holders, local or other counsel) incurred by each Purchaser and each Additional Purchaser and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement (including any Supplement) or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement (including any Supplement) or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement (including any Supplement) or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes, and (c) the costs and expenses incurred in connection with the filing of this Agreement (or any Supplement) for any Series of Notes and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $3,500 for any Series of Notes.  The Company will pay, and will save each Purchaser, each Additional Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder) incurred in connection with its purchase of the Notes.

Section 15.2. Survival.  The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Supplement or the Notes, and the termination of this Agreement or any Supplement.

Section 16.	Survival of Representations and Warranties; Entire Agreement.

All representations and warranties contained herein or in any Supplement shall survive the execution and delivery of this Agreement, such Supplement and the Notes, the purchase or transfer by any Purchaser or any Additional Purchaser of any such Note or portion thereof or interest therein and the payment of any Note and may be relied upon by any subsequent holder of any such Note, regardless of any investigation made at any time by or on behalf of any Purchaser or any Additional Purchaser or any other holder of any such Note.  All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement or any Supplement shall be deemed representations and warranties of the Company under this Agreement; provided, that the representations and warranties contained in any

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Supplement shall only be made for the benefit of the Additional Purchasers which are party to such Supplement and the holders of the Notes issued pursuant to such Supplement, including subsequent holders of any Note issued pursuant to such Supplement, and shall not require the consent of the holders of existing Notes.  Subject to the preceding sentence, this Agreement (including every Supplement) and the Notes embody the entire agreement and understanding between the Purchasers and the Additional Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

Section 17.	Amendment and Waiver.

Section 17.1. Requirements.  (a) This Agreement (including any Supplement) and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (i) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof or the corresponding provision of any Supplement, or any defined term (as it is used in any such Section or such corresponding provision of any Supplement), will be effective as to any holder of Notes unless consented to by such holder of Notes in writing, and (ii) no such amendment or waiver may, without the written consent of all of the holders of Notes at the time outstanding affected thereby, (A) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest (if such change results in a decrease in the interest rate) or of the Make-Whole Amount on, the Notes, (B) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (C) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

(b)Supplements.  Notwithstanding anything to the contrary contained herein, the Company may enter into any Supplement providing for the issuance of one or more Series of Additional Notes consistent with Sections 2.2 hereof without obtaining the consent of any holder of any other Series of Notes.

Section 17.2. Solicitation of Holders of Notes.

(a)Solicitation.  The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof, any Supplement or of the Notes.  The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

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(b)Payment.  The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or any Supplement unless such remuneration is concurrently paid, or security is concurrently granted or other credit support is concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

Section 17.3. Binding Effect, Etc.  Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver.  No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.  No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note.  As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

Section 17.4. Notes Held by Company, Etc.  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

Section 18.	Notices.

     Section 18.1. Notices Generally.  All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid).  Any such notice must be sent:

(i)if to a Purchaser or such Purchaser’s nominee, to such Purchaser or such Purchaser’s nominee at the address specified for such communications in Schedule A to this Agreement, or at such other address as such Purchaser or such Purchaser’s nominee shall have specified to the Company in writing pursuant to this Section 18;

(ii)if to an Additional Purchaser or such Additional Purchaser’s nominee, to such Additional Purchaser or such Additional Purchaser’s nominee at the address specified for such communications in Schedule A to any Supplement, or at such other address as such Additional Purchaser or such Additional Purchaser’s nominee shall have specified to the Company in writing,

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(iii)if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing pursuant to this Section 18, or

 (iv)if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Dana L. Perry, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18.1 will be deemed given only when actually received.

     Section 18.2. Electronic Communications.  Notwithstanding the foregoing, notices and other communications to a Purchaser or to a Purchaser’s nominee hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites), provided that the foregoing shall not apply to notices to any Purchaser or to a Purchaser’s nominee if such Purchaser or nominee, as applicable, has notified the Company that it is incapable of receiving notices by electronic communication.  A Purchaser may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.  Unless a Purchaser otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, returned e-mail or other written acknowledgment), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

Section 19.	Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing or by any Additional Purchaser (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser or any Additional Purchaser, may be reproduced by such Purchaser or such Additional Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser or such Additional Purchaser may destroy any original document so reproduced.  The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser or such Additional Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.  This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

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Section 20.	Confidential Information.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser or any Additional Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified [(or that would reasonably be understood to be confidential or proprietary)] when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser or such Additional Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or such Additional Purchaser or any Person acting on such Purchaser’s or such Additional Purchaser’s behalf, (c) otherwise becomes known to such Purchaser or such Additional Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser or such Additional Purchaser under Section 7.1 that are otherwise publicly available.  Each Purchaser and each Additional Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser or such Additional Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser or such Additional Purchaser, provided that such Purchaser or such Additional Purchaser may deliver or disclose Confidential Information to (i) such Purchaser’s or such Additional Purchaser’s directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser’s or such Additional Purchaser’s Notes), (ii) such Purchaser’s or such Additional Purchaser’s financial advisors and other professional advisors who agree to hold confidential the Confidential Information in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Purchaser or such Additional Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing for the benefit of the Company prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which such Purchaser or such Additional Purchaser offers to purchase any security of the Company (if such Person has agreed in writing for the benefit of the Company prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser or such Additional Purchaser, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s or such Additional Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser or such Additional Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser or such Additional Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser or such Additional Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s or such Additional Purchaser’s Notes, the Subsidiary Guaranty and this Agreement.  Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement.  On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

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Section 21.	Substitution of Purchaser.

Each Purchaser and each Additional Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser or such Additional Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6.  Upon receipt of such notice, any reference to such Purchaser or such Additional Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Affiliate in lieu of such original Purchaser or such original Additional Purchaser.  In the event that such Affiliate is so substituted as a Purchaser or an Additional Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser or such original Additional Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” or an “Additional Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser or such original Additional Purchaser, and such original Purchaser or such original Additional Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

Section 22.	Miscellaneous.

Section 22.1. Successors and Assigns.  All covenants and other agreements contained in this Agreement (including all covenants and other agreements contained in any Supplement) by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 22.2. Payments Due on Non-Business Days.  Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.4 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

AZZ incorporatedNote Purchase Agreement

Section 22.3. Accounting Terms.  All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP.  Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP.   For purposes of determining compliance with the covenants set out in this Agreement, any election by the Company to measure an item of Indebtedness using fair value (as permitted by Statement of Financial Accounting Standards Nos. 157 or 159) shall be disregarded and such determination shall be made by valuing indebtedness at 100% of the outstanding principal thereof.

Section 22.4. Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.5. Construction.  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.  Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

Section 22.6. Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 22.7. Governing Law.  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.8. Jurisdiction and Process; Waiver of Jury Trial.   (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes.  To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

AZZ incorporatedNote Purchase Agreement

(b)The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section.  The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith.
*   *   *   *   *

AZZ incorporatedNote Purchase Agreement

The execution hereof by the Purchasers shall constitute a contract among the Company and the Purchasers for the uses and purposes hereinabove set forth.  This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Very truly yours,

AZZ incorporated

By /s/ David H. Dingus
Name:David H. Dingus
Title:President and Chief Executive Officer

AZZ incorporatedNote Purchase Agreement

Accepted as of the date first written above.

The Prudential Insurance Company
  of america

By:  /s/ Thomas P. Donahue
Thomas P. Donahue, Vice President

Forethought Life Insurance Company

By:Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:Prudential Private Placement Investors, Inc.
(as its General Partner)

By:  /s/ Thomas P. Donahue
Thomas P. Donahue, Vice President

AZZ incorporatedNote Purchase Agreement

Accepted as of the date first written above.

Farm Bureau Life Insurance Company of Michigan

By:Advantus Capital Management, Inc.

By:  /s/ Robert W. Thompson
Name: Robert W. Thompson
Title: Vice President

American Fidelity Assurance Company

By:Advantus Capital Management, Inc.

By:  /s/ Robert W. Thompson
Name: Robert W. Thompson
Title: Vice President

American Republic Insurance Company

By:Advantus Capital Management, Inc.

By:  /s/ Robert W. Thompson
Name: Robert W. Thompson
Title: Vice President

Great Western Insurance Company

By:Advantus Capital Management, Inc.

By:  /s/ Robert W. Thompson
Name: Robert W. Thompson
Title: Vice President

AZZ incorporatedNote Purchase Agreement

Accepted as of the date first written above.
MTL Insurance Company

By:Advantus Capital Management, Inc.

By:  /s/ Thomas B. Houghton
Name:  Thomas B. Houghton
Title:  Vice President

Farm Bureau Mutual Insurance Company of Michigan

By:Advantus Capital Management, Inc.

By:  /s/ Thomas B. Houghton
Name:  Thomas B. Houghton
Title:  Vice President

Farm Bureau General Insurance Company of Michigan

By:Advantus Capital Management, Inc.

By:  /s/ Thomas B. Houghton
Name:  Thomas B. Houghton
Title:  Vice President

American-Amicable Life Insurance Company of Texas

By:Advantus Capital Management, Inc.

By:  /s/ Thomas B. Houghton
Name:  Thomas B. Houghton
Title:  Vice President

AZZ incorporatedNote Purchase Agreement

Accepted as of the date first written above.

Fort Dearborn Life Insurance Company

By:Advantus Capital Management, Inc.

By:  /s/ David Land
Name:  David Land
Title:  Vice President

Industrial Alliance Pacific Insurance and Financial Services, Inc.

By:Advantus Capital Management, Inc.

By:  /s/ David Land
Name:  David Land
Title:  Vice President

Occidental Life Insurance Company of North Carolina

By:Advantus Capital Management, Inc.

By:  /s/ David Land
Name:  David Land
Title:  Vice President

Trustmark Insurance Company

By:Advantus Capital Management, Inc.

By:  /s/ David Land
Name:  David Land
Title:  Vice President

AZZ incorporatedNote Purchase Agreement

Accepted as of the date first written above.
Vantis Life Insurance Company

By:Advantus Capital Management, Inc.

By:  /s/ David Land
Name:  David Land
Title:  Vice President

Colorado Bankers Life Insurance Company

By:Advantus Capital Management, Inc.

By:  /s/ David Land
Name:  David Land
Title:  Vice President

The Catholic Aid Association

By:Advantus Capital Management, Inc.

By:  /s/ David Land
Name:  David Land
Title:  Vice President

New Era Life Insurance

By:Advantus Capital Management, Inc.

By:  /s/ David Land
Name:  David Land
Title:  Vice President

AZZ incorporatedNote Purchase Agreement

Accepted as of the date first written above.

Massachusetts Mutual Life Insurance Company

By:Babson Capital Management LLC as Investment Adviser

By:  /s/ Elisabeth A. Perenick
Name: Elisabeth A. Perenick
Title: Managing Director

C.M. Life Insurance Company

By:Babson Capital Management LLC as Investment Adviser

By:  /s/ Elisabeth A. Perenick
Name: Elisabeth A. Perenick
Title: Managing Director

AZZ incorporatedNote Purchase Agreement

Accepted as of the date first written above.

United of Omaha Life Insurance Company

By: /s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Vice President

Mutual of Omaha Insurance Company

By: /s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Vice President

Companion Life Insurance Company

By: /s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Vice President

AZZ incorporatedNote Purchase Agreement

Accepted as of the date first written above.
Connecticut General Life Insurance Company

By:CIGNA Investments, Inc. (authorized agent)

By:  /s/ Robert W. Eccles
Name: Robert W. Eccles
Title: Senior Managing Director

Life Insurance Company of North America

By:CIGNA Investments, Inc. (authorized agent)

By:  /s/ Robert W. Eccles
Name: Robert W. Eccles
Title: Senior Managing Director

AZZ incorporatedNote Purchase Agreement

Accepted as of the date first written above.

Great-West Life & Annuity Insurance Company

By: /s/ Tad Anderson
Name: Tad Anderson
Title: Assistant Vice President, Investments

By: /s/ Ward Argust
Name: Ward Argust
Title: Manager, Investments

London Life Insurance Company

By: /s/ D.B.E. Ayers
Name: D.B.E. Ayers
Title: Authorized Signatory

By: /s/ B.R. Allison
Name: B.R. Allison
Title: Authorized Signatory

AZZ incorporatedNote Purchase Agreement

Accepted as of the date first written above.

The Guardian Life Insurance Company of America

By: /s/ Gwendolyn Foster

Name: Gwendolyn Foster
Title: Senior Director

AZZ incorporatedNote Purchase Agreement

Accepted as of the date first written above.

The Union Central Life Insurance Company

By: Summit Investment Advisors, Inc., as Agent

By:  /s/ Andrew S. White
Name:  Andrew S. White
Title:  Managing Director-Private Placements

Ameritas Life Insurance Corp.

By: Summit Investment Advisors, Inc., as Agent

By:  /s/ Andrew S. White
Name:  Andrew S. White
Title:  Managing Director-Private Placements

Acacia Life Insurance Company

By: Summit Investment Advisors, Inc., as Agent

By:  /s/ Andrew S. White
Name:  Andrew S. White
Title:  Managing Director-Private Placements

AZZ incorporatedNote Purchase Agreement

Accepted as of the date first written above.

Life Insurance Company of the Southwest

By:  /s/ R. Scott Higgins
Name:  R. Scott Higgins
Title:  Senior Vice President
Sentinel Asset Management

AZZ incorporatedNote Purchase Agreement

Accepted as of the date first written above.

American Equity Investment Life Insurance Company

By:  /s/ Jeffery A. Fossell
Name:  Jeffery A. Fossell
Title:    Authorized Signatory

AZZ incorporatedNote Purchase Agreement

Accepted as of the date first written above.

Southern Farm Bureau Life Insurance Company

By:  /s/ David Divine
Name:  David Divine
Title:  Portfolio Manager

Information Relating to Purchasers

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
The Prudential Insurance Company of America c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, Texas 75201 Attention: Managing Director, Energy and Corporate Finance	$15,390,000 $5,610,000

Payments
All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Account Name:  Prudential Managed Portfolio
Account No.:  P86188 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $15,390,000)

Account Name:  Privest Plus
Account No.:  P86288 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $5,610,000)

JPMorgan Chase Bank
New York, New York
ABA No.:  021-000-021

Each such wire transfer shall set forth the name of the Company, a reference to “AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, Security No. INV10999, PPN 002474 A#1” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices
All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, NJ 07102-4007
Attention:  Manager, Billings and Collections

Receipt of telephonic prepayment notices:
Manager, Trade Management Group
Telephone:  (973) 367-3141
Facsimile:  (888) 889-3832

Schedule A
(to Note Purchase Agreement)

All other notices and communications to be addressed as first provided above.

Physical Delivery
Send physical security by nationwide overnight delivery service to:

Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201
Attn:  Thomas P. Donahue (214) 720-6202

Name of Nominee in which Notes are to be issued:  None
Taxpayer I.D. Number: 22-1211670

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
Forethought Life Insurance Company c/o Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, Texas 75201 Attention: Managing Director, Energy and Corporate Finance	$3,000,000

Payments
All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

State Street Bank
ABA #01100-0028
DDA Account #24564783
For Further Credit:  Forethought Life Insurance Company, Fund #3N1H

Each such wire transfer shall set forth the name of the Company, a reference to AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices
All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

Forethought Life Insurance Company
Attention:  Russell Jackson
300 North Meridian
Suite 1800
Indianapolis, IN 46204

With a copy to:

State Street Bank
Attention:  Deb Hartner
801 Pennsylvania
Kansas City, MO 64105

All other notices and communications to be addressed as first provided above.

Physical Delivery
Send physical security by nationwide overnight delivery service to:

DTC/New York Window
55 Water Street
New York, NY 10041
Attention:  Robert Mendez
Please include in the cover letter a reference to SSB Fund #3N1H.

With copies to:

Prudential Capital Group
Gateway Center 4
100 Mulberry Street, 7th Floor
Newark, NJ 07102
Attention:  Trade Management, Manager
Telephone:  (973) 367-3141

And

Forethought Life Insurance Company
Attention:  Eric Todd
300 North Meridian
Suite 1800
Indianapolis, IN 46204

Name of Nominee in which Notes are to be issued:  None
Taxpayer I.D. Number: 06-1016329

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
Farm Bureau Life Insurance Company of Michigan c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn.: Client Administrator	$2,800,000

Payments
All payments on account of the Notes should be made in immediately available funds by wire transfer to the following bank account:

Comerica Bank
Detroit, MI
ABA #072-000-096

For Credit to:  Trust Operation - Fixed Income
Unit Cost Center 98530
Account Number:  21585-98530

For Further Credit to:  Farm Bureau Life Insurance Company of Michigan - Account Number:  1085001633
Ref: AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1, P&I Breakdown

Notices
All notices of payments on or in respect of the Notes and written confirmation of each such payment to be addressed to:

Farm Bureau Life Insurance Company of Michigan
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN  55101
Attn.:  Client Administrator

Physical Delivery

Comerica Bank
Attention:  Dan Molnar MC 3462
411 West Lafayette
Detroit, Michigan  48275-3404
Reference:  Farm Bureau Life Insurance Company of Michigan
       Internal Account Number:  1085001633

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  38-6056370

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
American Fidelity Assurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 Attention: Client Administrator	$1,850,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

First Fidelity Bank, N.A.
ABA #103002691
Account Name:  InvesTrust
Account Number:  2000528686
FFC: American Fidelity Assurance Company
Account Number 52010414
Attn:  Debbie Sinard (405) 843-7177
Ref:  AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1, P&I Breakdown

Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

American Fidelity Assurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
Attention:  Client Administrator

Physical Delivery

InvestTrust
5101 N. Classen, Suite 620
Oklahoma City, OK  73118
Account Name:  American Fidelity Assurance Company
Account Number:  52010414
Contact:  Trust Op
Phone Number:  405-843-7177

Name of Nominee in which Notes are to be issued:  FFB Registration
Taxpayer I.D. Number:  73-0714500

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
American Republic Insurance Company c/o Advantus Capital Management Inc. 400 Robert Street North St. Paul, Minnesota 55101 Attention: Client Administrator	$1,850,000

Payments
All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to:

Wells Fargo Bank, N.A.
ABA #121000248
BNFA=0000840245 (include all 10 digits)
BNF=Trust Wire Clearing
FFC Attn:  Income Collections, a/c #20983400
For further credit to:  American Republic Insurance Co.
Account Number:  20983400
Reference:  AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1, P&I Breakdown

Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

American Republic Insurance Company
c/o Advantus Capital Management Inc.
400 Robert Street North
St. Paul, Minnesota  55101
Attention:  Client Administrator

Physical Delivery

Duane (Dewey) Johnson
Wells Fargo - Investment Manager Relations
MAC N9306-036
733 Marquette Ave., 3rd Floor
Minneapolis, Minnesota 55479
Account Name:  American Republic Insurance Company
Account Number:  20983400

Name of Nominee in which Notes are to be issued:  Wells Fargo Bank N.A. as custodian for

American Republic Insurance Company

Taxpayer I.D. Number:  42-0113630

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
Great Western Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 Attention: Client Administrator	$1,400,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1”) to:

Wells Fargo
ABA Number:  121000248
Credit:  Wells Fargo account #6355060421
Further Credit:  Great Western Insurance Co. 1827-3286

Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

Great Western Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota  55101
Attention:  Client Administrator

Physical Delivery

Wells Fargo Investments LLC
Attn:  Securities Processing
MAC N9311-13J
Northstar West Bldg.
625 Marquette Avenue S - 13th Floor
Minneapolis, MN 55402
Great Western Insurance Company #1827-3286

Name of Nominee in which Notes are to be issued:  Wells Fargo for Great Western Insurance Company

Taxpayer I.D. Number:  87-0395954

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
MTL Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 Attention: Client Administrator	$1,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1”) to:

The Northern Chgo/Trust
ABA #071-000-152
for credit to:   Account Number 5186041000

for further credit to:  MTL Insurance Company
Account Number 26-00621
Attention:  Income Collections

Also, please reference sufficient information to identify the source and application of such funds.

Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

MTL Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota  55101
Attention:  Client Administrator

Physical Delivery
Northern Trust Co.
Harborside Financial Center 10
Suite 1401
3 Second Street
Jersey City, New Jersey  07311
Attention  Jose Mero - Settlements for Account #26-00621
for Account Name:  MTL Insurance Company

Name of Nominee in which Notes are to be issued:  ELL & Co.
Taxpayer I.D. Number:  36-1516780

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
Farm Bureau Mutual Insurance Company of Michigan c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn.: Client Administrator	$940,000

Payments
All payments on account of the Notes should be made in immediately available funds by wire transfer to the following bank account:

Comerica Bank
Detroit, MI
ABA #072-000-096
For Credit to:  Trust Operation - Fixed Income
Unit Cost Center 98530
Account Number:  21585-98530

For Further Credit to:  Farm Bureau Mutual Insurance Company of Michigan - Account Number:  1085001642

Ref: AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1; P&I Breakdown

Notices
All notices of payments on or in respect of the Notes and written confirmation of each such payment to be addressed to:

Farm Bureau Mutual Insurance Company of Michigan
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN  55101
Attn.:  Client Administrator

Physical Delivery

Comerica Bank
Trust Securities Services MC 3404
411 West Lafayette
Detroit, Michigan  48275-3404
Reference:  Farm Bureau Mutual Insurance Company of Michigan
       Internal Account Number:  1085001642
Attn.:  Dan Molnar (313) 222-7946

Name of Nominee in which Notes are to be issued:  None
Taxpayer I.D. Number:  38-1316179

A-

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
Farm Bureau General Insurance Company of Michigan c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn.: Client Administrator	$940,000

Payments
All payments on account of the Notes should be made in immediately available funds by wire transfer to the following bank account:

Comerica Bank
Detroit, MI
ABA #072-000-096
For Credit to:  Trust Operation - Fixed Income
Unit Cost Center 98530
Account Number:  21585-98530

For Further Credit to:  Farm Bureau General Insurance Company of Michigan - Account Number:  1085001651

Ref: AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1; P&I Breakdown

Notices
All notices of payments on or in respect of the Notes and written confirmation of each such payment to be addressed to:

Farm Bureau General Insurance Company of Michigan
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN  55101
Attn.:  Client Administrator

Physical Delivery

Comerica Bank
Attn:  Dan Molnar MC 3462
411 West Lafayette
Detroit, Michigan  48275-3404
Reference:  Farm Bureau General Insurance Company of Michigan
       Internal Account Number:  1085001651

Name of Nominee in which Notes are to be issued:  None
Taxpayer I.D. Number:  38-6056228

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
American-Amicable Life Insurance Company of Texas c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn.: Client Administrator	$940,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1”) to:

Wells Fargo Bank N.A.
ABA #:  121000248
BNFA:  0000840245 (must use all 10 digits)
Beneficiary Acct Name:  Trust Wire Clearing
Wells Fargo Acct Name:  American-Amicable Life Insurance Company of Texas
Wells Fargo Acct #:  24004700
Contact Name:  Duane Johnson (612) 667-6723

Also, please reference sufficient information to identify the source and application of such funds.

Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

American-Amicable Life Insurance Company of Texas
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN  55101
Attn.:  Client Administrator

Physical Delivery

Duane (Dewey) Johnson
Wells Fargo - Investment Mgr Relations
MAC N9306-036
733 Marquette Ave., 3rd Floor
Minneapolis, MN  55479
Account Name:   American-Amicable Life Insurance Company of Texas
Account Number:  24004700

Name of Nominee in which Notes are to be issued:  Wells Fargo Bank N.A. FBO American-Amicable Life Insurance Company of Texas
Taxpayer I.D. Number:  74-2179909

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
Fort Dearborn Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 Attention: Client Administrator	$940,000

Payments
All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds (identifying each payment as “AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1”) to:

The Northern Chgo/Trust
ABA #071-000-152
For credit to:  Account Number 5186041000
For further credit to:  FDLIC - ADVANTUS INSURED
Account Number:  2671446
Attention:  Income Collections

*Depending on the type of payment, the wire should state:
Interest/Dividends/Principal and Interest Breakdown;
PPN, Security Description, Rate, Due date
For CMO’S – Class Issue and Fee

Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

Fort Dearborn Life Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota  55101
Attention:  Client Administrator

Physical Delivery

Northern Trust Company of New York
Harborside Financial Center 10, Suite 1401
3 Second Street
Jersey City, New Jersey  07311
Account Number:  2671446, FDLIC - ADVANTUS INSURED
Attention:  Jose Mero or Ruby Vega

Name of Nominee in which Notes are to be issued:  ELL & Co.
Taxpayer I.D. Number:  36-2598882

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
Fort Dearborn Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 Attention: Client Administrator	$940,000

Payments
All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds (identifying each payment as “AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1”) to:

The Northern Chgo/Trust
ABA #071-000-152
For credit to:  Account Number 5186041000

Fur further credit to:  FDLIC - ADVANTUS C & S
Account Number:  2671447
Attention:  Income Collections

*Depending on the type of payment, the wire should state:
Interest/Dividends/Principal and Interest Breakdown
PPN, Security Description, Rate, Due date
For CMO’S – Class Issue and Fee

Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

Fort Dearborn Life Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota  55101
Attention:  Client Administrator

Physical Delivery

Northern Trust Company of New York
Harborside Financial Center 10, Suite 1401
3 Second Street
Jersey City, New Jersey  07311
Account Number:  2671447, FDLIC - ADVANTUS C & S
Attention:  Jose Mero or Ruby Vega

Name of Nominee in which Notes are to be issued:  ELL & Co.
Taxpayer I.D. Number:  36-2598882

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
Industrial Alliance Pacific Insurance and Financial Services, Inc. c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 Attention: Client Administrator	$940,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

BK OF NYC
ABA #:  021000018
GLA 111-565
TRUST #:  271883
A/C Name:  Industrial Alliance Pacific Insurance and Financial Services, Inc.
Ref:  AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1; P&I Breakdown

Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

Industrial Alliance Pacific Insurance and Financial Services, Inc.
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota  55101
Attention:  Client Administrator

Physical Delivery

The Bank of New York
One Wall Street – 3rd floor, INCOMING WINDOW
New York, NY 10286
For Account #: 271883
Account Name: Industrial Alliance Pacific Insurance and Financial Services, Inc.

Name of Nominee in which Notes are to be issued:  Hare & Co.
Taxpayer I.D. Number:  98-0018913

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
Occidental Life Insurance Company of North Carolina c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn.: Client Administrator	$940,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1”) to:

Wells Fargo Bank N.A.
ABA#:  121000248
BNFA:  0000840245 (must use all 10 digits)
Beneficiary Acct Name:  Trust Wire Clearing
Wells Fargo Acct Name:  Occidental Life Insurance Company of North Carolina
Wells Fargo Acct #:  24005000
Contact Name:  Duane Johnson (612) 667-6723

Also, please reference sufficient information to identify the source and application of such funds.

Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment,  to be addressed to:

Occidental Life Insurance Company of North Carolina
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN  55101
Attn.:  Client Administrator

Physical Delivery

Duane (Dewey) Johnson
Wells Fargo - Investment Mgr Relations
MAC N9306-036
733 Marquette Ave., 3rd Floor
Minneapolis, MN  55479
Account Name:  Occidental Life Insurance Company of North Carolina
Account Number:  24005000

Name of Nominee in which Notes are to be issued:  Wells Fargo Bank N.A. FBO Occidental Life Insurance Company of North Carolina.

Taxpayer I.D. Number:  56-0343440

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
Trustmark Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 Attention: Client Administrator	$940,000

Payments
All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds (identifying each payment as “AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1”) to:

The Northern Chicago/Trust
ABA #071-000-152
For credit to:  Account Number 5186041000
Fur further credit to:  Trustmark Insurance Company
Account Number:  26-11938
Attention:  Income Collections

*Depending on the type of payment, the wire should state:
Interest/Dividends/Principal and Interest Breakdown
PPN, Security Description, Rate, Due date
For CMO’S – Class Issue and Fee

Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

Trustmark Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota  55101
Attention:  Client Administrator

Physical Delivery

Northern Trust Company of New York
Harborside Financial Center 10, Suite 1401
3 Second Street
Account Number:  26-11938, Trustmark Insurance Company
Jersey City, New Jersey  07311
Attention:  Jose Mero

Name of Nominee in which Notes are to be issued:  ELL & Co.
Taxpayer I.D. Number:  36-0792925

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
Vantis Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 Attention: Client Administrator	$940,000

Payments
All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds (identifying each payment as “AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1”)  to:

The Bank of New York Mellon
ABA #:  021000018
GLA 111566
A/C:  906930
A/C Name:  People’s United Bank
Ref:  AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1; P&I Breakdown

Also, please reference sufficient information to identify the source and application of such funds.

Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

Vantis Life Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota  55101
Attention:  Client Administrator

Physical Delivery

The Bank of New York Mellon
One Wall Street, 5th Floor
New York, NY  10286
Attn:  Free Receipt Dept.
For Account #:  906930

Name of Nominee in which Notes are to be issued:  Hare & Co.
Taxpayer I.D. Number:  06-0523876

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
Colorado Bankers Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 Attention: Client Administrator	$700,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1”) to:

The Northern Chgo/Trust
ABA #071-000-152
For Credit to:  Account Number:  5186041000

For further credit to: Colorado Bankers
Account Number:  2670853
Attn:  Income Collections

*Depending on the type of payment, the wire should state:
Interest/Dividends/Principal and Interest Breakdown
PPN, Security Description, Rate, Due date
For CMO’S – Class Issue and Fee

Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

Colorado Bankers Life Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota  55101
Attention:  Client Administrator

Physical Delivery

Northern Trust Company of New York
Harborside Financial Center 10, Suite 1401
3 Second Street
Jersey City, NJ  07311
Account #:  2670853, Colorado Bankers
Attn:  Jose Mero or Ruby Vega

Name of Nominee in which Notes are to be issued:  ELL & Co.
Taxpayer I.D. Number:  84-0674027

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
The Catholic Aid Association c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 Attention: Client Administrator	$470,000

Payments
All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to:

Wells Fargo Bank N.A.
ABA #: 121000248
BNFA:  0000840245 (must use all 10 digits)
Beneficiary Acct Name:  Trust Wire Clearing
Wells Fargo Acct Name: The Catholic Aid Association
Wells Fargo Acct #: 23825801
Contact Name:  Duane Johnson (612) 667-6723

Also, please reference sufficient information to identify the source and application of such funds.

Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

Catholic Aid Association
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota  55101
Attention:  Client Administrator

Physical Delivery

Duane (Dewey) Johnson
Wells Fargo - Investment Manager Relations
MAC N9306-036
733 Marquette Ave., 3rd Floor
Minneapolis, Minnesota 55479
Account Name:  The Catholic Aid Association
Account Number:  23825801

Name of Nominee in which Notes are to be issued:  Wells Fargo Bank N.A. FBO The Catholic Aid Association

Taxpayer I.D. Number:  41-0182070

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
New Era Life Insurance c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 Attention: Client Administrator	$470,000

Payments
All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds (identifying each payment as “AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1”) to:

JP Morgan Chase
ABA#:  021000021
FFC to 9009000127
Account:  P05155
Account Name:  New Era Life Insurance

Ref:  PPN 002474 A#1
Account Number - #P05155
Account Name - New Era Life Insurance
Nominee - Cudd & Co
Principal and interest - _____________
Rate - __________________
Maturity - ______________

Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

New Era Life Insurance
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota  55101
Attention:  Client Administrator

Physical Delivery

JP Morgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY  11245-0001
Attn.:  Physical Receive Department
Account # P05155

Name of Nominee in which Notes are to be issued:  Cudd & Co

Taxpayer I.D. Number:  74-2552025

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
Massachusetts Mutual Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 P.O. Box 15189 Springfield, Massachusetts 01115-5189 Attention: Securities Investment Division	$16,200,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1, principal, premium or interest”) to:

MassMutual Co-Owned Account
Citibank
New York, New York
ABA # 021000089
Account # 30510685
Re:  Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803.

Notices
All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 200, Attention:  Securities Custody and Collection Department.

Name of Nominee in which Notes are to be issued:  None
Taxpayer I.D. Number:  04-1590850

Physical Delivery

Steven J. Katz, Counsel
Babson Capital Management LLC
1500 Main Street, Suite 2800
Springfield, MA  01115
Phone:  413-226-1059
Fax: 413-226-2059
Email:  skatz@babsoncapital.com

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
C.M. Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 P.O. Box 15189 Springfield, Massachusetts 01115-5189 Attention: Securities Investment Division	$800,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1, principal, premium or interest”) to:

MassMutual Co-Owned Account
Citibank
New York, New York
ABA # 021000089
Account # 30510685
Re:  Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803.

Notices
All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 200, Attention:  Securities Custody and Collection Department.

Name of Nominee in which Notes are to be issued:  None
Taxpayer I.D. Number:  06-1041383

Physical Delivery

Steven J. Katz, Counsel
Babson Capital Management LLC
1500 Main Street, Suite 2800
Springfield, MA  01115
Phone:  413-226-1059
Fax: 413-226-2059
Email:  skatz@babsoncapital.com

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
United of Omaha Life Insurance Company Mutual of Omaha Plaza Omaha, Nebraska 68175-1011 Attention: 4-Investment Accounting	$12,000,000

Payments
All principal and interest payments on or in respect of the Notes shall be made by wire transfer of immediately available funds to:

JPMorgan Chase Bank
ABA #021000021
Private Income Processing

For credit to:
United of Omaha Life Insurance Company
Account # 900-9000200
a/c:  G07097
PPN 002474 A#1
Interest Amount:
Principal Amount:

Notices
All notices of payments of principal and interest, on or in respect of the Notes and written confirmation of each such payment, corporate actions and reorganization notifications to:

JPMorgan Chase Bank
14201 Dallas Parkway, 13th Floor
Dallas, Texas  75254-2917
Attention: Income Processing - G. Ruiz
a/c:  G07097

All other notices and communications (i.e., quarterly/annual reports, tax filings, modifications, waivers regarding the indenture) to be addressed as first provided above.

Physical Delivery

JPMorgan Chase Bank
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY  11245-0001
Attention:  Physical Receive Department
Account # G07097
**It is imperative that the custody account be included on the delivery letter.  Without this information, the security will be returned to the sender.

Name of Nominee in which Notes are to be issued:  None
Taxpayer I.D. Number: 47-0322111

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
Mutual of Omaha Insurance Company Mutual of Omaha Plaza Omaha, Nebraska 68175-1011 Attention: 4-Investment Accounting	$3,000,000

Payments
All principal and interest payments on or in respect of the Notes shall be made by wire transfer of immediately available funds to:

JPMorgan Chase Bank
ABA #021000021
Private Income Processing

For credit to:
Mutual of Omaha Insurance Company
Account # 900-9000200
a/c:  G07096
PPN 002474 A#1
Interest Amount:
Principal Amount:

Notices
All notices of payments of principal and interest, on or in respect of the Notes and written confirmation of each such payment, corporate actions and reorganization notifications to:

JPMorgan Chase Bank
14201 Dallas Parkway, 13th Floor
Dallas, Texas  75254-2917
Attention: Income Processing - G. Ruiz
a/c:  G07096

All other notices and communications (i.e., quarterly/annual reports, tax filings, modifications, waivers regarding the indenture) to be addressed as first provided above.

Physical Delivery

JPMorgan Chase Bank
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY  11245-0001
Attention:  Physical Receive Department
Account # G07096
**It is imperative that the custody account be included on the delivery letter.  Without this information, the security will be returned to the sender.

Name of Nominee in which Notes are to be issued:  None
Taxpayer I.D. Number: 47-0246511

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
Companion Life Insurance Company Mutual of Omaha Plaza Omaha, Nebraska 68175-1011 Attention: 4-Investment Accounting	$1,000,000

Payments
All principal and interest payments on or in respect of the Notes shall be made by wire transfer of immediately available funds to:

JPMorgan Chase Bank
ABA #021000021
Private Income Processing

For credit to:
United of Omaha Life Insurance Company
Account # 900-9000200
a/c:  G07903
PPN 002474 A#1
Interest Amount:
Principal Amount:

Notices
All notices of payments of principal and interest, on or in respect of the Notes and written confirmation of each such payment, corporate actions and reorganization notifications to:

JPMorgan Chase Bank
14201 Dallas Parkway, 13th Floor
Dallas, Texas  75254-2917
Attention: Income Processing - G. Ruiz
a/c:  G07903

All other notices and communications (i.e., quarterly/annual reports, tax filings, modifications, waivers regarding the indenture) to be addressed as first provided above.

Physical Delivery

JPMorgan Chase Bank
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY  11245-0001
Attention:  Physical Receive Department
Account # G07093
**It is imperative that the custody account be included on the delivery letter.  Without this information, the security will be returned to the sender.

Name of Nominee in which Notes are to be issued:  None
Taxpayer I.D. Number: 13-1595128

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
Connecticut General Life Insurance Company c/o CIGNA Investments, Inc. Attention: Fixed Income Securities Wilde Building, A5PRI 900 Cottage Grove Road Bloomfield, Connecticut 06002 Fax: 860-226-8400	$4,000,000 $2,000,000 $1,000,000 $1,000,000 $1,000,000

Payments

All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:

J.P. Morgan Chase Bank
BNF=CIGNA Private Placements/AC=9009001802
ABA #021000021
OBI=AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1

Address for Notices Related to Payments:

CIG & Co.

c/o CIGNA Investments, Inc.
Attention:  Fixed Income Securities
Wilde Building, A5PRI
900 Cottage Grove Road
Bloomfield, Connecticut  06002
Fax:  860-226-8400

with a copy to:

J.P. Morgan Chase Bank
14201 Dallas Parkway, 12th Floor
Dallas, Texas  75254-2916
Attention: Rudy Paredes, Mail Code TX1-J222
Phone:  469-477-1960
Fax:  469-477-1904

All other notices to be addressed as first provided above.

Physical Delivery

J.P. Morgan Chase Bank
4 Chase Metrotech Center, 3rd Floor
Brooklyn, New York 11245-0001
Attn:  Physical Receive Department (718) 242-0264

Name of Nominee in which Notes are to be issued:  CIG & Co.
Taxpayer I.D. Number for CIG & Co.:  13-3574027

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
Life Insurance Company of North America c/o CIGNA Investments, Inc. Attention: Fixed Income Securities Wilde Building, A5PRI 900 Cottage Grove Road Bloomfield, Connecticut 06002 Fax: 860-226-8400	$5,000,000

Payments

All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:

J. P. Morgan Chase Bank
BNF=CIGNA Private Placements/AC=9009001802
ABA #021000021
OBI=AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1

Address for Notices Related to Payments:

CIG & Co.

c/o CIGNA Investments, Inc.
Attention:  Fixed Income Securities
Wilde Building, A5PRI
900 Cottage Grove Road
Bloomfield, Connecticut  06002
Fax:  860-226-8400

with a copy to:

J.P. Morgan Chase Bank
14201 Dallas Parkway, 12th Floor
Dallas, Texas  75254-2916
Attention: Rudy Paredes, Mail Code TX1-J222
Phone:  469-477-1960
Fax:  469-477-1904

All other notices to be addressed as first provided above.

Physical Delivery

J.P. Morgan Chase Bank
4 Chase Metrotech Center, 3rd Floor
Brooklyn, New York 11245-0001
Attn:  Physical Receive Department (718) 242-0264

Name of Nominee in which Notes are to be issued:  CIG & Co.
Taxpayer I.D. Number for CIG & Co.:  13-3574027

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
London Life Insurance Company 100 Osborne Street North Winnipeg, Manitoba Canada R3C 3A5 Attn: Securities Administration - 2C Fax: (204) 946-8395	$6,500,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1”) to:

Pay Through:Wachovia Bank NA
ABA No.:  026005092
SWIFT Code:  PNBPUS3NNYC

For Credit To:Bank of Montreal
SWIFT Code:  BOFMCAM2

Beneficiary:London Life Insurance Company
100 Osborne Street North
Winnipeg, Manitoba R3C 3A5
Acct. No. 05794700026
(Beneficiary address must be referenced)

Reference:1) security description (including PPN)
2) allocation of payment between principal and interest
3) confirmation of principal balance

Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above with a copy to:

Great-West Life & Annuity Insurance Company
8515 East Orchard Road, 3T2
Greenwood Village, CO 80111
Attn:  Investments Division
Fax:  (303) 737-6193

Physical Delivery

London Life Insurance Company
100 Osborne Street North
Winnipeg, Manitoba
Canada R3C 3A5
Attn:  Securities Administration - 2C

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  52-1548741

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
Great-West Life & Annuity Insurance Company 8515 East Orchard Road, 3T2 Greenwood Village, CO 80111 Attn: Investments Division	$2,500,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1”) to:

The Bank of New York Mellon
ABA No.:  021-000-018
BNF Account No.:  IOC566
Further Credit To:  Great-West Life/Acct No. 640935

Reference:1) security description (including PPN)
2) allocation of payment between principal and interest
3) confirmation of principal balance

Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

Great-West Life & Annuity Insurance Company
8515 East Orchard Road, 3T2
Greenwood Village, CO 80111
Attn:  Investments Division
Fax:  (303) 737-6193

Physical Delivery

The Bank of New York
3rd Floor, Window A
One Wall Street
New York, NY 10286
Attn:  Receive/Deliver Dept (Great-West Life/Acct No. 640935)

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  84-0467907

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
The Guardian Life Insurance Company of America 7 Hanover Square New York, NY 10004-2616	$9,000,000

Payments
All payments by bank wire transfer of immediately available funds to:

JP Morgan Chase
FED ABA #021000021
Chase/NYC/CTR/BNF
A/C 900-9-000200
Reference A/C #G05978, Guardian Life, PPN 002474 A#1, AZZ Incorporated

Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Attn:  Gwendolyn Foster
Investment Department  9-A
Email:  gwen.foster@glic.com
Facsimile:  (212) 919-2658

Physical Delivery

JP Morgan Chase, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
Attn:  Physical Receive Department
Reference A/C #G05978, Guardian Life

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  13-5123390

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
The Union Central Life Insurance Company c/o Summit Investment Advisors, Inc. 390 North Cotner Blvd. Lincoln, Nebraska 68505	$4,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

JPMorgan Chase Bank
ABA #021-000-021
DDA Clearing Account:  9009002859
Further Credit – Custody Fund P72228 (The Union Central Life Insurance Company)
Reference:  PPN 002474 A#1;  AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021 and source/application of funds

Notices
All notices and communications with respect to payment to be addressed:

The Union Central Life Insurance Company
1876 Waycross Road
Cincinnati, Ohio  45240
Attention:  Treasury Department
Fax:  (513) 674-5275

All other notices and communications to be addressed as first provided above.

Physical Delivery of Notes

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
Attn:  Physical Receive Department
REF:  Account P72228
REF:  The Union Central Life Insurance Company

With a copy to:

Summit Investment Advisors, Inc.
390 North Cotner Blvd.
Lincoln, Nebraska  68505
Attention:  Andy White

Name of Nominee in which Notes are to be issued:  CUDD & CO. as nominee for The Union Central Life Insurance Company

Taxpayer I.D. Number for CUDD & CO.:  13-6022143
Taxpayer I.D. Number for Union Central Life:  31-0472910

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
Ameritas Life Insurance Corp. 390 North Cotner Blvd. Lincoln, Nebraska 68505	$2,000,000

Payments
All payments by bank wire transfer of immediately available funds to:

JPMorgan Chase Bank
ABA #021-000-021
DDA Clearing Account:  9009002859
Further Credit - Custody Fund P72220 for Ameritas Life Insurance Corp.
Reference:  PPN 002474 A#1;  AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021 and source/application of funds (P&I, etc.)

Notices
All notices and communications with respect to payment to be addressed:

Ameritas Life Insurance Corp.
Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505
Fax:  (402) 467-6970

All other notices and communications to be addressed as first provided above c/o Summit Investment Partners.

Physical Delivery

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY  11245-0001
ATTN:  Physical Receive Department
REF:  Account P72220
REF:  Ameritas Life Insurance Corp.

With a copy to:

Summit Investment Advisors, Inc.
390 North Cotner Blvd.
Lincoln, Nebraska  68505
Attention:  Andy White

Name of Nominee in which Notes are to be issued:  CUDD & CO. as nominee for Ameritas Life Insurance Corp.

Taxpayer I.D. Number for CUDD & CO.:  13-6022143
Taxpayer I.D. Number for Ameritas Life Insurance Corp.:  47-0098400

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
Acacia Life Insurance Company c/o Summit Investment Partners 390 North Cotner Blvd. Lincoln, Nebraska 68505 Fax Number: (402) 467-6970	$1,000,000

Payments

All payments by bank wire transfer of immediately available funds to:

JPMorgan Chase Bank
ABA #021-000-021
DDA Clearing Account:  9009002859
Further Credit - Custody Fund P72216 for Acacia Life Insurance Company
Reference:  PPN 002474 A#1;  AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021 and source/application of funds (P&I, etc.)

Notices
All notices and communications with respect to payment to be addressed:

Acacia Life Insurance Company
Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505
Fax:  (402) 467-6970

All other notices and communications to be addressed as first provided above c/o Summit Investment Partners.

Physical Delivery

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY  11245-0001
ATTN:  Physical Receive Department
REF:  Account P72216
REF:  Acacia Life Insurance Company

With a copy to:

Summit Investment Advisors, Inc.
390 North Cotner Blvd.
Lincoln, Nebraska  68505
Attention:  Andy White

Name of Nominee in which Notes are to be issued:  CUDD & CO. as nominee for Acacia Life Insurance Company

Taxpayer I.D. Number for CUDD & CO.:  13-6022143
Taxpayer I.D. Number for Acacia Life Insurance Company:  53-0022880

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
Life Insurance Company of the Southwest c/o National Life Insurance Company One National Life Drive Montpelier, Vermont 05604 Attention: Private Placements Fax Number: (802) 223-9332 E-mail: shiggins@nationallife.com	$5,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1”)  to:

J.P. Morgan Chase & Co.
New York, New York  10010
ABA #021000021
Account Number G06475

Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Physical Delivery

R. Scott Higgins
Sentinel Asset Management
One National Life Drive
Montpelier, VT 05604

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  75-0953004

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
American Equity Investment Life Insurance Company 6000 Westown Parkway West Des Moines, IA 50266 Attention: Investment Department - Private Placements 888-221-1234 515-221-0329 (fax) PrivatePlacements@american-equity.com	$3,000,000

Payments
All payments on or in respect of the Notes shall be made in immediately available funds to:

State Street Bank & Trust Company
ABA # 011000028
Account # 00076026, Income Collection, BEV3
REFERENCE: (PPN/CUSIP, Security Description, Interest Rate, Maturity Date, Interest Amount, Principal and Premium Amount)

Notices
All notices and communications relating to payments should be addressed to:

American Equity Investment Life Insurance Co.
Attn:  Asset Administration
6000 Westown Parkway
West Des Moines, IA  50266
515-221-0329 fax

Financial information, covenant compliance and all other non-payment notices and communications to be addressed as first provided above.

Physical Delivery

DTCC/New York Window
Plaza Level
55 Water Street
New York, NY 10041
Attn:Robert Mendez
for the account of State Street, account # BEV3
PPN 002474 A#1
Security Description:_________________

Name of Nominee in which notes are to be issued:CHIMEFISH & CO

Taxpayer I.D. Number:  65-1186810

Name of and Address of Purchaser	Principal Amount of Notes to be Purchased
Southern Farm Bureau Life Insurance Company 1401 Livingston Lane Jackson, MS 39213 Attn: Investment Department	$2,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “AZZ incorporated, 5.42% Senior Notes, Series 2011A, due 2021, PPN 002474 A#1”) and include the principal and interest breakdown.  (If the wire is not a principal and/or interest payment, indicate the type of payment.)  The wire should be sent in the format as follows:

State Street Bank and Trust Company
Boston, MA   02101
ABA #011000028
For further credit to:Southern Farm Bureau Life Insurance Company,
DDA #59848127
Account #EQ83

Notices
All notices of scheduled payments and written confirmations of such wire transfers should be sent to the address above.

All other communications, including Waivers, Amendments, Consents and financial information should be sent to:

Investment Department
Southern Farm Bureau Life Insurance Company
P. O. Box 78
Jackson, MS  39205
Attn:  Investment Department

or by overnight delivery to:
1401 Livingston Lane
Jackson, MS  39213

Contact Person:David Divine
Telephone (601) 981-5332 extension 1010
Facsimile (601)-981-3605
ddivine@sfbli.com

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  64-0283583

Defined Terms

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

 “Additional Notes” is defined in Section 2.2.

“Additional Purchasers” means purchasers of Additional Notes.

“Administrative Agent” means Bank of America, N.A. in its capacity as administrative agent under the Bank Credit Agreement, together with its successors and assigns in such capacity.

“Affiliate” means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any Person of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests.  As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.  Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Anti-Terrorism Order” means Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079 (2001), as amended.

“Bank Credit Agreement” means the Second Amended and Restated Credit Agreement dated as of May 25, 2006 by and among the Company, certain Subsidiaries of the Company named therein, Bank of America, N.A., as administrative agent, and the other financial institutions party thereto, as amended, restated, joined, supplemented, increased or otherwise modified from time to time, and any renewals, extensions, increases or replacements thereof, which constitute the primary bank credit facility of the Company and its Subsidiaries.

“Bank Lenders” means the banks and financial institutions party to the Bank Credit Agreement.

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

Schedule B
(to Note Purchase Agreement)

“Capital Lease Obligation” means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

“Closing” is defined in Section 3.

“Closing Date” means the date of any Closing.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” means AZZ incorporated, a Texas corporation.

“Confidential Information” is defined in Section 20.

“Consolidated EBITDA” means, for any Rolling Period, the sum of (a) Consolidated Net Income for such Rolling Period, plus (b) the sum of all amounts deducted therefrom in respect of such Rolling Period, in conformity with GAAP, for interest, taxes, depreciation and amortization.  For purposes of calculating Consolidated EBITDA for any Rolling Period, if during such period the Company or any Subsidiary shall have acquired or disposed of any Person or acquired or disposed of all or substantially all of the operating assets of any Person, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such transaction occurred on the first day of such period.

“Consolidated EBITDAR” means, for any Rolling Period, an amount equal to the sum of (a) Consolidated EBITDA for such Rolling Period plus (b) Rental Expense for such Rolling Period.

“Consolidated Fixed Charges” means, with respect to any period, the sum of (i) Consolidated Interest Expense for such period plus (ii) Rental Expense for such period, determined on a consolidated basis for the Company and its Subsidiaries.

“Consolidated Indebtedness” means, all Indebtedness of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

“Consolidated Interest Expense” means, for any period of calculation thereof for the Company and its Subsidiaries on a consolidated basis, the aggregate amount of all interest (including commitment fees) on all Indebtedness of the Company and its Subsidiaries, whether paid in cash or accrued as a liability and payable in cash during such period (including, without limitation, imputed interest on Capital Lease Obligations; the amortization of any original issue discount on any Indebtedness; the interest portion of any deferred payment obligation; all commissions, discounts, and other fees and charges owed with respect to letters of credit or bankers’ acceptance financing; net costs associated with Swap Contracts; the interest component of any Indebtedness that is guaranteed or secured by such Person), and all cash premiums or penalties for the repayment, redemption, or repurchase of Indebtedness.

“Consolidated Net Income” means, for any period, as applied to Company and its Subsidiaries (including any Subsidiaries acquired during such period and such consolidated net income (or net loss) is supported by an audit or is otherwise acceptable to the Required Holders), the consolidated net income (or net loss) of the Company and its Subsidiaries after giving effect to deduction of or provision for all operating expenses, all taxes and reserves (including, without limitation, reserves for deferred taxes); provided, however, that such sum shall exclude:

(i)any net gains or losses on the sale or the other disposition, not in the ordinary course of business, of investments and other capital assets, provided that there shall also be excluded any related charges for taxes thereon;

(ii)any net gain arising from the collection of the proceeds of any insurance policy (other than any business interruption insurance policy);

(iii) any write-up or write-down of any asset; and

(iv)any other extraordinary item, as defined by GAAP.

“Consolidated Net Worth” shall mean the consolidated stockholder’s equity of the Company and its Subsidiaries, as defined according to GAAP.

“Consolidated Total Assets” means, as of any date of determination, the total amount of all assets of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means with respect to the Notes of any Series that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of such Notes or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. as its “base” or “prime” rate.

“Disclosure Documents” is defined in Section 5.3.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air pollutants and discharges of waste to public or private waste treatment systems.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, at any time and with respect to any property, the sale value of such property that would be realized in an arm’s-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell), as reasonably determined in the good faith opinion of the Company’s board of directors.

“Form 10-K” is defined in Section 7.1(b).

“Form 10-Q” is defined in Section 7.1(a).

“GAAP” means those generally accepted accounting principles as in effect from time to time in the United States of America.

 “Governmental Authority” means

(a)the government of

(i)the United States of America or any state or other political subdivision thereof, or

(ii)any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which has jurisdiction over any properties of the Company or any Subsidiary, or

(b)any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien).  The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.  The term “Guarantee” as a verb has a corresponding meaning.

 “Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any Environmental Laws including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b)all direct obligations of such Person for amounts drawn under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(c)net obligations of such Person under any Swap Contract;

(d)all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and, in each case, not past due for more than 60 days after the date on which such trade account payable was created);

(e)indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f)Capital Leases, Synthetic Lease Obligations and other obligations that are considered borrowed money obligations for tax purposes but operating leases in accordance with GAAP;

(g)all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

(h)all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person.  The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date.  The amount of any Capital Lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of attributable Indebtedness in respect thereof as of such date.

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than $1,000,000 of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

 “Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement (other than an operating lease) or Capital Lease, upon or with respect to any property or asset of such Person (including, in the case of stock, shareholder agreements, voting trust agreements and all similar arrangements).

“Make-Whole Amount” shall have the meaning (i) set forth in Section 8.6 with respect to any Series 2011A Note and (ii) set forth in the applicable Supplement with respect to any other Series of Notes.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement (including any Supplement) and the Notes, (c) the ability of any Subsidiary Guarantor to perform its obligations under the Subsidiary Guaranty or (d) the validity or enforceability of this Agreement (including any Supplement), the Notes or the Subsidiary Guaranty.

“Material Subsidiary” means, at any time, any Subsidiary of the Company which, together with all other Subsidiaries of such Subsidiary, accounts for more than (i) 5% of the consolidated assets of the Company and its Subsidiaries or (ii) 5% of consolidated revenue of the Company and its Subsidiaries.

“Memorandum” is defined in Section 5.3.

“Moody’s” shall mean Moody Investors Service, Inc.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in Section 4001(a)(3) of ERISA).

“Notes” is defined in Section 1.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

“Plan” means an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Priority Indebtedness” means (without duplication), as of the date of any determination thereof, the sum of (i) all unsecured Indebtedness of Subsidiaries (including all Guarantees of Indebtedness of the Company but excluding (x) Indebtedness owing to the Company or any other Subsidiary, (y) Indebtedness outstanding at the time such Person became a Subsidiary, provided that such Indebtedness shall have not been incurred in contemplation of such person becoming a Subsidiary, and (z) all Subsidiary Guaranties and all Guarantees of Indebtedness of the Company by any Subsidiary which has also guaranteed the Notes) and (ii) all Indebtedness of the Company and its Subsidiaries secured by Liens other than Indebtedness secured by Liens permitted by subparagraphs (a) through (j), inclusive, of Section 10.5.

 “property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Public Filings” is defined in Section 5.3.

“Purchasers” means the purchasers of the Notes named in Schedule A hereto.

“QPAM Exemption” means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

“Qualified Institutional Buyer” means any Person who is a qualified institutional buyer within the meaning of such term as set forth in Rule 144(a)(1) under the Securities Act.

“Ratable Portion” means, with respect to any Note, an amount equal to the product of (x) the amount equal to the net proceeds being so applied to the prepayment of Senior Indebtedness in accordance with Section 10.6(2), multiplied by (y) a fraction the numerator of which is the outstanding principal amount of such Note and the denominator of which is the aggregate principal amount of Senior Indebtedness of the Company and its Subsidiaries being prepaid pursuant to Section 10.6(2).

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Rental Expense” means, for any Rolling Period, all fees, costs and expenses (including any penalties and interest thereon) of the Company and its Subsidiaries in connection with the use, occupancy or possession by Company and its Subsidiaries of any real or personal, or mixed, property, but excluding all payments pursuant to all Capital Leases.

 “Required Holders” means, at any time, the holders of more than 50% in principal amount of the Notes of all Series at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates and any Notes held by parties who are contractually required to abstain from voting with respect to matters affecting the holders of the Notes).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“Rolling Period” means, on any date of determination, the most recent four fiscal quarters of the Company and its Subsidiaries ended on May 31, August 31, November 30 or February 28 or 29 (as the case may be).

 “S&P” means Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Indebtedness” means, as of the date of any determination thereof, all Consolidated Indebtedness, other than Subordinated Indebtedness.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

“Series” means any series of Notes issued pursuant to this Agreement or any Supplement hereto.

“Series 2011A Notes” is defined in Section 1 of this Agreement.

“Subordinated Indebtedness” means all unsecured Indebtedness of the Company that shall contain or have applicable thereto subordination provisions providing for the subordination thereof to other Indebtedness of the Company (including, without limitation, the obligations of the Company under this Agreement or the Notes).

“Subsidiary” means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries).  Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Subsidiary Guarantor” means each Subsidiary which is party to the Subsidiary Guaranty.

“Subsidiary Guaranty” is defined in Section 2.3 of this Agreement.

 “Supplement” is defined in Section 2.2 of this Agreement.

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts.

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“tranche” means all Notes of a Series having the same maturity, interest rate and schedule for mandatory prepayments.

 “Treasury Stock” means capital stock of the Company that is owned by the Company and held in treasury.

“USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Wholly-Owned Subsidiary” means, at any time, any Subsidiary one hundred percent of all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.

Changes in Corporate Structure

None.

Schedule 4.9
(to Note Purchase Agreement)

Subsidiaries of the Company, Ownership of Subsidiary Stock, Affiliates

(i)List of the Company’s Subsidiaries—Name, Jurisdiction, Ownership Percentages

Name	Jurisdiction of Organization	Ownership Percentage
1.AAA Galvanizing – Chelsea, Inc.	Delaware	100% of shares owned by Arbor-Crowley, Inc.
2.AAA Galvanizing – Dixon, Inc.	Delaware	100% of shares owned by Arbor-Crowley, Inc.
3.AAA Galvanizing – Hamilton, Inc.	Delaware	100% of shares owned by Arbor-Crowley, Inc.
4.AAA Galvanizing – Joliet, Inc.	Delaware	100% of shares owned by Arbor-Crowley, Inc.
5.AAA Galvanizing – Peoria, Inc.	Delaware	100% of shares owned by Arbor-Crowley, Inc.
6.AAA Galvanizing – Winsted, Inc.	Delaware	100% of shares owned by Arbor-Crowley, Inc.
7.Arbor-Crowley, Inc.	Delaware	100% of shares owned by the Company
8.Arizona Galvanizing, Inc.	Arizona	100% of shares owned by Arbor-Crowley, Inc.
9.Arkgalv, Inc.	Arkansas	100% of shares owned by the Company
10.Atkinson Industries, Inc.	Kansas	100% of shares owned by the Company
11.Automatic Processing Incorporated	Mississippi	100% of shares owned by Aztec Industries, Inc. – Moss Point
12.Aztec Industries, Inc.	Mississippi	100% of shares owned by the Company
13.Aztec Industries, Inc. – Moss Point	Mississippi	100% of shares owned by Aztec Industries, Inc.
14.Aztec Manufacturing Partnership, Ltd.	Texas	100% of partnership interests ultimately beneficially owned by the Company
15.Aztec Manufacturing – Waskom Partnership, Ltd.	Texas	100% of partnership interests ultimately beneficially owned by the Company
16.AZZ Blenkhorn & Sawle Limited	Ontario	100% of shares owned by Arbor-Crowley, Inc.
17.AZZ Canada Limited	Ontario	100% of shares owned by Arbor-Crowley, Inc.

Schedule 5.4
(to Note Purchase Agreement)

18.AZZ Delaware, Inc.	Delaware	100% of shares owned by Arbor Crowley, Inc.
19.AZZ GP, LLC	Delaware	100% of interests owned by Arbor-Crowley, Inc.
20.AZZ Group, LP	Delaware	1% General Partner interest held by AZZ GP, LLC; 99% Limited Partner interest held by AZZ LP, LLC
21.AZZ Holdings, Inc.	Delaware	100% of shares owned by Arbor-Crowley, Inc.
22.AZZ LP, LLC	Delaware	100% of interests owned by Arbor-Crowley, Inc.
23.Carter and Crawley, Inc.	Delaware	100% of shares owned by Arbor-Crowley, Inc.
24.Central Electric Company	Missouri	100% of shares owned by Arbor-Crowley, Inc.
25.Central Electric Manufacturing Company	Missouri	100% of shares owned by Central Electric Company
26.CGIT Systems, Inc.	Delaware	100% of shares owned by Arbor-Crowley, Inc.
27.Drilling Rig Electrical Systems Co. Partnership, Ltd.	Texas	100% of partnership interests ultimately beneficially owned by the Company
28.Electrical Power Systems, Inc.	Missouri	100% of shares owned by Central Electric Company
29.Gulf Coast Galvanizing, Inc	Alabama	100% of shares owned by the Company
30.Hobson Galvanizing, Inc.	Louisiana	100% of shares owned by Arbor-Crowley, Inc.
31.International Galvanizers Partnership, Ltd.	Texas	100% of partnership interests ultimately beneficially owned by the Company
32.NAGalv – Ohio, Inc.	Delaware	100% of shares owned by North American Galvanizing Company
33.NAGalv – WV, Inc.	Delaware	100% of shares owned by North American Galvanizing Company
34.North American Galvanizing & Coatings, Inc.	Delaware	100% of shares owned by Arbor-Crowley, Inc.

5.4-2

35.North American Galvanizing Company	Delaware	100% of shares owned by North American Galvanizing & Coatings, Inc.
36.Premier Coatings, Inc.	Oklahoma	100% of shares owned by North American Galvanizing Company
37.Reinforcing Services, Inc.	Oklahoma	100% of shares owned by North American Galvanizing Company
38.Rig-A-Lite Partnership, Ltd.	Texas	100% of partnership interests ultimately beneficially owned by the Company
39.Rogers Galvanizing Company – Kansas City	Oklahoma	100% of shares owned by North American Galvanizing Company
40.The Calvert Company, Inc.	Mississippi	100% of shares owned by the Company
41.Westside Galvanizing Services, Inc.	Delaware	100% of shares owned by Arbor-Crowley, Inc.
42.Witt Galvanizing – Cincinnati, Inc.	Delaware	100% of shares owned by Arbor-Crowley, Inc.
43.Witt Galvanizing – Muncie, Inc.	Delaware	100% of shares owned by Arbor-Crowley, Inc.
44.Witt Galvanizing – Plymouth, Inc.	Delaware	100% of shares owned by Arbor-Crowley, Inc.

II.List of the Company’s Affiliates (other than Subsidiaries)

None.

5.4-3

III.List of the Company’s Directors and Senior Officers

Directors:	H. Kirk Downey, Daniel R. Feehan, Peter A. Hegedus, David H. Dingus, Dana L. Perry, Daniel E. Berce, Martin C. Bowen, Sam Rosen and Kevern R. Joyce.

Senior Officers:
David H. Dingus (President and CEO); Dana L. Perry (Senior VP of Finance, CFO and Secretary); John V. Petro (Senior VP of Operations/Electrical & Industrial Products); Tim Pendley (VP – Galvanizing Services); Clement H. Watson (VP – Sales, Electrical Products Group) and Darren Caldwell (Vice President Operations, Electrical & Industrial Products.

5.4-4

Financial Statements

1.	AZZ incorporated Form 10-Q for period ending August 31, 2010.

2.	AZZ incorporated Annual Report, including audited financial statements, for the period ending February 28, 2010.

3.	AZZ incorporated Form 10-K/A for the period ending February 28, 2009.

4.	AZZ incorporated Form 10-K for the period ending February 29, 2008.

5.	AZZ incorporated Form 10-K/A for the period ending February 28, 2007.

6.	AZZ incorporated Form 10-K for the period ending February 28, 2006.

Schedule 5.5
(to Note Purchase Agreement)

Existing Indebtedness; Future Liens

Indebtedness arising under that certain Second Amended and Restated Credit Agreement, dated as of May 25, 2006, among the Company, as borrower, Bank of America, as Administrative Agent, Swing Line Lender and L/c Issuer, and the other Lenders party thereto (as amended, the “Credit Agreement”), as amended by First Amendment to Second Amended and Restated Credit Agreement, dated February 28, 2007, as further amended by Second Amendment and Consent to Second Amended and Restated Credit Agreement, dated March 31, 2008, as further amended by Third Amendment to Second Amended and Restated Credit Agreement, dated December 3, 2008, as further amended by Fourth Amendment to Second Amended and Restated Credit Agreement, dated February 13, 2008, as further amended by Fifth Amendment and Consent to Second Amended and Restated Credit Agreement, dated April 29, 2010.  As of November 30, 2010, the principal amount of outstanding Indebtedness under the Credit Agreement was $0.  The Indebtedness under the Credit Agreement is unsecured and is guaranteed by the Company's Subsidiaries.  Section 7.03 of the Credit Agreement contains restrictions on the ability of the Company and its Subsidiaries to incur Indebtedness.

Indebtedness arising under that certain Note Purchase Agreement, dated as of March 31, 2008, among the Company and the purchasers party thereto (the “Prior Agreement”).  As of November 30, 2010, the principal amount of outstanding Indebtedness under the Prior Agreement was approximately $100 million.  The Indebtedness under the Prior Agreement is unsecured and is guaranteed by the Company’s Subsidiaries.  Sections 10.1, 10.2 and 10.4 of the Prior Agreement contain restrictions on the ability of the Company and its Subsidiaries to incur Indebtedness

Schedule 5.15
(to Note Purchase Agreement)

Existing Liens

None.

Schedule 10.5
(to Note Purchase Agreement)

[Form of Series 2011A Note]

AZZ incorporated

5.42% Series 2011A Senior Note due January 20, 2021

No.  [_______][Date]
$[__________]PPN [_________]

For Value Received, the undersigned, AZZ incorporated (herein called the “Company”), a corporation organized and existing under the laws of the State of Texas, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [______________] Dollars (or so much thereof as shall not have been prepaid) on January 20, 2021 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.42% per annum from the date hereof, payable semi-annually, on the 20th day of January and July in each year and at maturity, commencing on July 20, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 7.42%, or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of January 20, 2011 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Section 6.2 of the Note Purchase Agreement, provided, that in lieu thereof such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney

Exhibit 1
(to Note Purchase Agreement)

duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is not subject to regularly scheduled payments of principal.  This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

Pursuant to the Subsidiary Guaranty Agreement dated as of January 20, 2011 (as amended, restated or otherwise modified from time to time, the “Subsidiary Guaranty”), certain Subsidiaries of the Company have absolutely and unconditionally guaranteed payment in full of the principal and Make-Whole Amount, if any, of and interest on this Note and the performance by the Company of its obligations contained in the Note Purchase Agreement all as more fully set forth in said Subsidiary Guaranty.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

AZZ incorporated

By
Name:
Title:

E-1-2

Form of Subsidiary Guaranty

Exhibit 2.3
(to Note Purchase Agreement)

Form of Opinion of Special Counsel
to the Company

Form to be attached.

Exhibit 4.4(a)
(to Note Purchase Agreement)

Form of Opinion of Special Counsel
to the Purchasers

The closing opinion of Chapman and Cutler LLP, special counsel to the Purchasers, called for by Section 4.4 of the Note Purchase Agreement, shall be dated the date of Closing and addressed to each Purchaser, shall be satisfactory in form and substance to each Purchaser and shall be to the effect that:

1.The Note Purchase Agreement has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding contract of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

2.The Series 2011A Notes have been duly authorized by all necessary corporate action on the part of the Company, and the Notes being delivered on the date hereof have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

3.The issuance, sale and delivery of the Series 2011A Notes and the execution and delivery of the Subsidiary Guaranty under the circumstances contemplated by the Note Purchase Agreement and the Subsidiary Guaranty do not, under existing law, require the registration of the Series 2011A Notes or the Subsidiary Guaranty under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

Exhibit 4.4(b)
(to Note Purchase Agreement)

With respect to matters of fact upon which such opinion is based, Chapman and Cutler LLP may rely on appropriate certificates of public officials and officers of the Company and upon representations of the Company and the Purchasers delivered in connection with the issuance and sale of the Series 2011A Notes.

The opinion of Chapman and Cutler LLP is limited to the laws of the State of New York and the Federal laws of the United States.

E-4.4(b)-2

AZZ incorporated

[Number] Supplement to Note Purchase Agreement

Dated as of ______________________

Re:$____________ _____% Series _______ Senior Notes
Due _____________________

Exhibit S
(to Note Purchase Agreement)

AZZ incorporated
One Museum Place
3100 West 7th Street, Suite 500
Fort Worth, Texas 76107

Dated as of
____________________, 20__

To the Purchaser(s) named in
Schedule A hereto

Ladies and Gentlemen:

This [Number] Supplement to Note Purchase Agreement (the “Supplement”) is between AZZ incorporated, a Texas corporation (the “Company”), and the institutional investors named on Schedule A attached hereto (the “Purchasers”).

Reference is hereby made to that certain Note Purchase Agreement dated as of January ___, 2011 (the “Note Purchase Agreement”) between the Company and the purchasers listed on Schedule A thereto.  All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreement.  Reference is further made to Section 2.2 of the Note Purchase Agreement which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.

The Company hereby agrees with the Purchaser(s) as follows:

1.The Company has authorized the issue and sale of $__________ aggregate principal amount of its _____% Series ______ Senior Notes due _________, ____ (the “Series ______ Notes”).  The Series ____ Notes, together with the Series 2011A Notes [and the Series ____ Notes] initially issued pursuant to the Note Purchase Agreement [and the _________ Supplement] and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement).  The Series _____ Notes shall be substantially in the form set out in Exhibit 1 hereto with such changes therefrom, if any, as may be approved by the Purchaser(s) and the Company.

2.Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Company, Series _____ Notes in the principal amount set forth opposite such Purchaser’s name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereinafter mentioned.

3.The sale and purchase of the Series ______ Notes to be purchased by each Purchaser shall occur at the offices of [______________________] at 10:00 a.m. Chicago time, at a closing (the “Closing”) on ______, ____ or on such other Business Day thereafter on or prior to _______, ____ as may be agreed upon by the Company and the Purchasers.  At the Closing, the Company will deliver to each Purchaser the Series ______ Notes to be purchased by such Purchaser in the form of a single Series ______ Note (or such greater number of Series ______ Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number [__________________________] at ____________ Bank, [Insert Bank address, ABA number for wire transfers, and any other relevant wire transfer information].  If, at the Closing, the Company shall fail to tender such Series ______ Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

4.The obligation of each Purchaser to purchase and pay for the Series ______ Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement with respect to the Series ______ Notes to be purchased at the Closing, and to the following additional conditions:

(a)Except as supplemented, amended or superceded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement shall be correct as of the date of Closing and the Company shall have delivered to each Purchaser an Officer’s Certificate, dated the date of the Closing certifying that such condition has been fulfilled.

(b)Contemporaneously with the Closing, the Company shall sell to each Purchaser, and each Purchaser shall purchase, the Series ______ Notes to be purchased by such Purchaser at the Closing as specified in Schedule A.

5.[Here insert special provisions for Series ______ Notes including prepayment provisions applicable to Series ______ Notes (including Make-Whole Amount) and closing conditions applicable to Series ______ Notes].

6.Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series ______ Notes by such Purchaser.

7.The Company and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement.

The execution hereof shall constitute a contract between the Company and the Purchaser(s) for the uses and purposes hereinabove set forth, and this agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

AZZ incorporated

By
Name:
Title:

Accepted as of __________, _____

[Variation]

By
Name:
Title:

Information Relating to Purchasers

Name and Address of Purchaser	Principal Amount of Series ______ Notes to Be Purchased
[Name of Purchaser]	$
(1)All payments by wire transfer of immediately available funds to: with sufficient information to identify the source and application of such funds.
(2)All notices of payments and written confirmations of such wire transfers:
(3)All other communications:

Schedule A
(to Supplement)

Supplemental Representations

The Company represents and warrants to each Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement is true and correct in all material respects as of the date hereof with respect to the Series ______ Notes with the same force and effect as if each reference to “Series 2011A Notes” set forth therein was modified to refer the “Series ______ Notes” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by the _______ Supplement.  The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement which are supplemented hereby:

Section 5.3. Disclosure.  The Company, through its agent, Banc of America Securities LLC has delivered to each Purchaser a copy of a Private Placement Memorandum, dated ____________ (the “Memorandum”), relating to the transactions contemplated by the ______ Supplement.  The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries.  The Note Purchase Agreement, the Memorandum, the documents, certificates or other writings delivered to each Purchaser by or on behalf of the Company in connection with the transactions contemplated by the Note Purchase Agreement and the _______ Supplement and the financial statements listed in Schedule 5.5 to the _____ Supplement, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.  Since ____________, there has been no change  in  the  financial  condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.  There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to each Purchaser by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

Section 5.4. Organization and Ownership of Shares of Subsidiaries.  (a) Schedule 5.4 to the ______ Supplement contains (except as noted therein) complete and correct lists of (i) the Company’s Subsidiaries, and showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) the Company’s Affiliates, other than Subsidiaries, and (iii) the Company’s directors and senior officers.

Section 5.13.  Private Offering by the Company.  Neither the Company nor anyone acting on its behalf has offered the Series __ Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than [______] other Institutional Investors, each of which has been offered the Series ______ Notes at a private sale for investment.  Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would

Exhibit A
(to Supplement)

subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

Section 5.14. Use of Proceeds; Margin Regulations.  The Company will apply the proceeds of the sale of the Series ______ Notes to ______________________________ and for general corporate purposes.  No part of the proceeds from the sale of the Series ______ Notes pursuant to the _____ Supplement will be used, directly or indirectly, (a) for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), unless (y) the Company shall acquire its own capital stock and immediately retire and cancel such capital stock (and shall not retain such capital stock as Treasury Stock) or (z) the Company shall acquire at least 90% of all of the issued and outstanding margin stock of a Person to effectuate a short form merger with such Person and shall immediately de-list and de-register all such margin stock immediately following the acquisition thereof, or (b) for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224), or (c) to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets.  As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Indebtedness; Future Liens.  (a) Schedule 5.15 to the _________ Supplement sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of _____________, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries.  Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

[Add any additional Sections as appropriate at the time the Series ______ Notes are issued]

[Form of Series ______ Note]

AZZ incorporated

___% Series ______ Senior Note due ______________

No. [_________][Date]

$[____________]PPN [____________]

For Value Received, the undersigned, AZZ incorporated (herein called the “Company”), a corporation organized and existing under the laws of the State of Texas, hereby promises to pay to [________________], or registered assigns, the principal sum of [________________] Dollars (or so much thereof as shall not have been prepaid) on _______________, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of ____% per annum from the date hereof, payable semiannually, on the _____ day of ______ and ______ in each year, commencing on the first of such dates after the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to [2% above the stated rate], on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount, payable [semiannually] as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at ______________________, in ______________________, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (the “Notes”) issued pursuant to a Supplement to the Note Purchase Agreement dated as of January 20, 2011 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”), between the Company, the Purchasers named therein and Additional Purchasers of Notes from time to time issued pursuant to any Supplement to the Note Purchase Agreement.  This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes of all series from time to time outstanding under the Note Purchase Agreement to all the benefits provided for thereby or referred to therein.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Section 6.2 of the Note Purchase Agreement, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

Exhibit 1
(to Supplement)

This Note is registered with the Company and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

[The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement.]  [This Note is not subject to regularly scheduled prepayments of principal.] This Note is [also] subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

Pursuant to the Subsidiary Guaranty Agreement dated as of January 20, 2011 (as amended or modified from time to time, the “Subsidiary Guaranty”), certain Subsidiaries of the Company have absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount, if any, and interest on this Note and the performance by the Company of its obligations contained in the Note Purchase Agreement all as more fully set forth in said Subsidiary Guaranty.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the [State of New York] excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

AZZ incorporated

By
Name:
Title:

E-1-2